SUPPLEMENTAL FINANCIAL HIGHLIGHTS
3RD QUARTER 2004

Forward Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, these supplemental financial highlights contain forward-looking statements regarding Company and property performance, and are  based on the Company’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, competitive factors specific to markets in which the Company operates, legislative or other regulatory decisions, future interest rate levels or capital markets conditions. The Company assumes no liability to update this information. For more details, please refer to the Company’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly reports on Form 10-Q.

10/18/2004

Colonial Properties Trust

TABLE OF CONTENTS

	Overview and Contact Information	3
1.	Quarterly Earnings Announcement and Financial Statements	4
2.	Corporate Summary and Trends
	EPS and FFO Reconciliation	8
	Dividend Summary/Shares & Units	9
	Segment Data Summary (Divisional NOI)	9
	Segment Data & Reconciliation (Divisional NOI)	10
	Divisional NOI Breakout: By Sector & Market	13
	EBITDA Reconciliation	14
	Supplemental Data	14
	Coverage Ratios	15
	Investment Activities	16
	Capital Expenditures, Tenant Improvements & Leasing Commissions	17
	Debt Summary/Total Market Capitalization	18
	Current Development Pipeline	19
	Property Acquisition & Disposition Detail	20
	Unconsolidated Partnerships Summary	21
3.	Equity Issues: Common & Preferred	22
4.	Debt Summary	26
5.	Multifamily Division Summary
	Divisional NOI	29
	Operational Statistics	30
	Occupancy Schedule	32
6.	Office Division Summary
	Divisional NOI	36
	Operational Statistics	37
	Lease Expiration/Tenant Concentration	37
	Leasing Execution	39
	Occupancy Schedule	40
7.	Retail Division Summary
	Divisional NOI	43
	Operational Statistics	44
	Tenant Performance	46
	Capex/Lease Expiration/Tenant Concentration	47
	Leasing Execution	48
	Occupancy Schedule	50
8.	Market Demographics	53
9.	Glossary of Terms	54

3Q04	- 2 -	NYSE: CLP

COLONIAL PROPERTIES TRUST

Colonial Properties Trust (NYSE:CLP) is a diversified real estate investment trust (REIT) headquartered in Birmingham, Alabama. The Company is a self-administered and self-managed REIT with fully-integrated real estate activities including development of new properties, acquisition of existing properties, build-to-suit development, and the provision of management, leasing and brokerage services for income-producing real estate.

The Company’s initial public offering was in September, 1993. The solid performance Colonial Properties Trust has achieved is a direct result of the Company’s business strategy, the Colonial Star Strategy. Under its Colonial Star Strategy, the Company operates a diversified portfolio of multifamily, office and retail properties in select markets in the Sunbelt region of the United States. Colonial Properties Trust focuses on delivering consistent long-term performance through both its existing operations and its external investment strategies.

COLONIAL STAR STRATEGY

            Achieve Consistent Long-term Performance through:

- Diversified Property Portfolio
- Investment in High Growth Sunbelt Cities
- Operating Excellence
- Mixed Use Investment
- Acquisitions/Development/Dispositions
- Balance Sheet Management

CONTACT INFORMATION

Headquarters	Investor Relations

Colonial Properties Trust	Barbara Pooley
2101 Sixth Avenue North, Suite 750	Senior Vice President
Birmingham, Alabama 35203	704-376-1774 704-376-3393 - fax
205-250-8700	800-645-3917
205-250-8890 - fax	To receive an Investor Package, please contact:
www.colonialprop.com	Brandi Singleton 205-250-8724 bsingleton@colonialprop.com

TRANSFER AGENT

Equiserve Trust Company P.O. Box 43010 Boston, MA 02940-3010	The Company’s Transfer Agent manages share certificate transactions for including transfers, sales, dividend reinvestment and optional cash investment transactions.
Investor Relations: 800-730-6001 www.equiserve.com

EQUITY RESEARCH COVERAGE

Bear Stearns	Ross Smotrich / Amy Young	212-272-8046 / 212-272-3523
Citigroup Smith Barney	Jon Litt	212-816-0231
Green Street Advisors	John Arabia / Michael Knott	949-640-8780
Legg Mason	Rod Petrick / Tamara Fique	410-454-4131 / 410-454-5873
Maxcor REIT Research	Rich Anderson	646-346-7077
Standard & Poor’s Research	Raymond Mathis	212-438-9558
Wachovia Securities	Steve Swett	212-909-0954

GUIDANCE

	FYE 2004 Range		4Q04 Range		FYE 2005 Range
Fully Diluted Earnings per Share	$1.36	$1.38	$0.43	$0.44	$2.33	$2.48
Plus: Real Estate Depreciation & Amortization	2.68	2.68	0.70	0.70	3.02	3.02
Less: Gain on Sale of Assets	(0.42)	(0.42)	(0.10)	(0.10)	(1.70)	(1.70)

Fully Diluted Funds from Operations per Share	$3.62	$3.64	$1.03	$1.04	$3.65	$3.80

3Q04	- 3 -	NYSE: CLP

COLONIAL PROPERTIES TRUST

Financial Statements
Third Quarter 2004

BALANCE SHEET

	As of	As of
($ in 000s)	9/30/2004	12/31/2003
ASSETS
Real Estate Investments
Operating Properties	$2,637,402	$2,378,835
Undeveloped Land & Construction in Progress	141,179	114,262

Total Real Estate, before Depreciation	2,778,581	2,493,097
Less: Accumulated Depreciation	(420,425)	(419,827)
Real estate assets held for sale, net	146,294	11,691

Net Real Estate Assets	2,504,450	2,084,961
Cash and Equivalents	7,450	8,070
Restricted Cash	2,261	1,879
Accounts Receivable, net	16,639	10,262
Notes Receivable	645	2,504
Prepaid Expenses	6,654	6,587
Deferred Debt and Lease Costs	33,174	25,832
Investment in Unconsolidated Subsidiaries	63,085	37,496
Other Assets	42,799	17,336

Total Assets	$2,677,157	$2,194,927

LIABILITIES
Long-Term Liabilities
Unsecured Credit Facility	$228,021	$205,935
Notes and Mortgages Payable	1,499,531	1,050,145
Mortgages Payable related to real estate held for sale	3,400	11,785

Total Long-Term Liabilities	1,730,952	1,267,865
Other Liabilities	87,805	55,275

Total Liabilities	1,818,757	1,323,140
MINORITY INTEREST & EQUITY
Minority Interest	1,184	—
Preferred Shares and Units, at Liquidation Value
Series B 7 1/4%, Preferred Units	100,000	100,000
Series C 9 1/4%, Preferred Shares	50,000	50,000
Series D 8 1/8%, Preferred Shares	125,000	125,000

Total Preferred Shares and Units, at Liquidation Value	275,000	275,000
Common Equity, including Minority Interest	582,216	596,787

Total Equity, including Minority Interest	858,400	871,787

Total Liabilities and Equity	$2,677,157	$2,194,927

SHARES & UNITS OUTSTANDING, END OF PERIOD

	As of	As of
(shares and units in 000s)	9/30/2004	12/31/2003
Basic
Shares	27,319	26,395
Operating Partnership Units (OP Units)	10,345	10,361

Total Shares & OP Units	37,664	36,756
Dilutive Common Share Equivalents	345	266
Diluted
Shares	27,664	26,661
Total Shares & OP Units	38,009	37,022

3Q04	- 4 -	NYSE: CLP

COLONIAL PROPERTIES TRUST

Financial Statements
Third Quarter 2004

CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended			Nine Months Ended
($ in 000s, except per share date)	9/30/2004	9/30/2003		9/30/2004	9/30/2003
Revenue
Minimum Rent	$70,811	$58,901	20.2%	$198,398	$174,775	13.5%
Percentage Rent	534	420	27.1%	1,375	1,115	23.3%
Tenant Recoveries	7,752	6,693	15.8%	21,489	21,395	0.4%
Other Property Related Revenue	5,447	3,922	38.9%	14,334	14,015	2.3%
Other Non-Property Related Revenue	1,957	1,242	57.6%	4,634	3,875	19.6%

Total Revenue	86,501	71,178	21.5%	240,230	215,175	11.6%
Operating Expenses
Property Operating Expenses:
General Operating Expenses	6,775	5,753	17.8%	18,230	16,319	11.7%
Salaries and Benefits	4,496	3,625	24.0%	12,284	10,452	17.5%
Repairs and Maintenance	7,991	6,962	14.8%	22,210	20,294	9.4%
Taxes, Licenses, and Insurance	8,601	6,535	31.6%	23,237	20,308	14.4%

Total Property Operating Expenses	27,863	22,875	21.8%	75,961	67,373	12.7%
General and Administrative	6,992	4,936	41.7%	18,209	15,001	21.4%
Depreciation	22,085	18,362	20.3%	60,441	53,668	12.6%
Amortization	3,418	1,895	80.4%	8,562	5,681	50.7%

Total Operating Expenses	60,358	48,068	25.6%	163,173	141,723	15.1%

Income from Operations	26,143	23,110	13.1%	77,057	73,452	4.9%
Other Income (Expense)
Interest Expense	(21,437)	(16,724)	28.2%	(56,063)	(49,959)	12.2%
Income from Investments	114	(114)	-200.0%	288	(330)	-187.3%
Gain (Loss) on Hedging Activities	62	(9)	-788.9%	142	(326)	-143.6%
Gain on Sale of Property	902	3,915	-77.0%	3,020	6,055	-50.1%
Other	(168)	(505)	-66.7%	(276)	(156)	76.9%

Total Other Expense	(20,527)	(13,437)	52.8%	(52,889)	(44,716)	18.3%

Income before Minority Interest & Discontinued Operations	5,616	9,673	-41.9%	24,168	28,736	-15.9%
Minority Interest
Minority Interest of limited partners	(25)	—		(36)	—
Minority Interest in CRLP - Preferred	(1,813)	(2,218)	-18.3%	(5,680)	(6,655)	-14.7%
Minority Interest in CRLP - Common	(23)	(1,067)	-97.8%	(2,071)	(1,302)	56.8%

Total Minority Interest	(1,861)	(3,285)	-43.3%	(7,787)	(7,957)	-2.5%

Income from Continuing Operations	3,755	6,388	-41.2%	16,381	20,779	-21.0%
Discontinued Operations
Income from Discontinued Operations	5,195	5,231	-0.7%	15,525	16,188	-4.1%
Gain (Loss) on Disposal of Discontinued Operations	1,566	577	171.4%	11,448	10,371	10.4%
Minority Interest in Discontinued Operations	(1,861)	(1,662)	12.0%	(7,477)	(8,573)	-12.8%

Income from Discontinued Operations	4,900	4,146	18.2%	19,496	17,986	8.4%

Net Income	8,655	10,534	-17.8%	35,906	38,765	-7.4%

Dividends to Preferred Shareholders	(3,695)	(3,724)	-0.8%	(11,086)	(11,588)	-4.3%
Preferred Share Issuance Costs	—	—		—	(4,451)	-100.0%

Net Income Available to Common Shareholders	$4,960	$6,810	-27.2%	$24,791	$22,726	9.2%

Earnings per Share - Basic
Continuing Operations	$—	$0.11	-100.0%	$0.20	$0.19	5.3%
Discontinued Operations	0.18	0.16	12.5%	0.72	0.73	-1.4%

EPS - Basic	$0.18	$0.26	-30.8%	$0.92	$0.93	-1.1%

Earnings per Share - Diluted
Continuing Operations	$—	$0.10	-100.0%	$0.19	$0.19	0.0%
Discontinued Operations	0.18	0.16	12.5%	0.71	0.73	-2.7%

EPS - Diluted	$0.18	$0.26	-30.8%	$0.91	$0.92	-1.1%

3Q04	- 5 -	NYSE: CLP

COLONIAL PROPERTIES TRUST

Financial Statements
Third Quarter 2004

THIRD QUARTER FUNDS FROM OPERATIONS (FFO) RECONCILIATION

	Three Months Ended			Nine Months Ended
($ in 000s, except per share data)	9/30/2004	9/30/2003		9/30/2004	9/30/2003
Net Income Available to Common Shareholders	$4,960	$6,810	-27.2%	$24,791	$22,726	9.2%
Minority Interest in CRLP (Operating Ptr Unitholders)	1,884	2,729	-31.0%	9,548	9,875	-3.6%

Total	6,844	9,539	-28.3%	34,339	32,601	5.3%
Adjustments - Consolidated Properties
Depreciation - Real Estate	23,911	19,597	22.0%	66,193	58,784	12.6%
Amortization - Real Estate	2,467	1,035	138.4%	5,664	3,178	78.2%
Remove: Gain/(Loss) on Sale of Property	(2,468)	(4,492)	-45.1%	(14,324)	(16,426)	-12.8%
Include: Gain/(Loss) on Sale of Undepreciated Property	813	3,836	-78.8%	2,933	5,991	-51.0%

Total Adjustments - Consolidated	24,723	19,976	23.8%	60,466	51,527	17.3%
Adjustments - Unconsolidated Properties
Depreciation - Real Estate	955	963	-0.8%	2,914	2,845	2.4%
Amortization - Real Estate	46	14	228.6%	82	69	18.8%
Remove: Gain/(Loss) on Sale of Property	1	—		(144)	(3)	4700.0%
Include: Gain/(Loss) on Sale of Undepreciated Property	—	—		—	—

Total Adjustments - Unconsolidated	1,002	977	2.6%	2,852	2,911	-2.0%

Funds from Operations	$32,569	$30,492	6.8%	$97,657	$87,039	12.2%

FFO per Share
Basic	$0.87	$0.84	3.5%	$2.61	$2.49	5.1%
Diluted	$0.86	$0.83	3.3%	$2.59	$2.47	4.8%

Pursuant to the definition of Funds from Operations (“FFO”) adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), FFO is calculated by adjusting net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.

The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company’s industry.FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, or as an indicator of our ability to make cash distributions.

THIRD QUARTER SHARES AND UNITS OUTSTANDING, WEIGHTED

(shares and units in 000s)	Three Months Ended			Nine Months Ended
	9/30/2004	9/30/2003		9/30/2004	9/30/2003
Basic
Shares	27,252	26,002	4.8%	27,005	24,527	10.1%
Operating Partnership Units (OP Units)	10,345	10,420	-0.7%	10,354	10,471	-1.1%

Total Shares & OP Units	37,597	36,422	3.2%	37,359	34,998	6.7%
Dilutive Common Share Equivalents	363	273	33.0%	345	222	55.4%
Diluted
Shares	27,615	26,275	5.1%	27,350	24,749	10.5%
Total Shares & OP Units	37,960	36,695	3.4%	37,704	35,220	7.1%

3Q04	- 6 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Third Quarter 2004

THIRD QUARTER SEGMENT DATA & RECONCILATION

	Three Months Ended			Nine Months Ended
	9/30/2004	9/30/2003		9/30/2004	9/30/2003
Net Operating Income (NOI)
Divisional Same-Property NOI
Multifamily	15,281	14,880	2.7%	45,601	44,299	2.9%
Office	16,291	15,633	4.2%	47,438	49,432	-4.0%
Retail	24,556	24,296	1.1%	74,724	73,782	1.3%

Total Same-Property	56,128	54,809	2.4%	167,763	167,513	0.1%
Less: Unconsolidated Assets	(1,890)	(1,726)		(5,531)	(5,306)

Same-Property NOI, Consolidated	54,238	53,083		162,232	162,207

Divisional Non Same-Property NOI
Multifamily	3,728	448		7,305	1,516
Office	1,580	127		4,702	362
Retail	4,845	1,384		8,621	4,684

Total Non-Same Property	10,153	1,959		20,628	6,562
Less: Unconsolidated Assets	(701)	(472)		(1,591)	(3,388)

Non Same-Property NOI, Consolidated	9,452	1,487		19,037	3,174

Divisional Total NOI
Multifamily	19,009	15,328	24.0%	52,906	45,815	15.5%
Office	17,871	15,760	13.4%	52,140	49,794	4.7%
Retail	29,401	25,680	14.5%	83,345	78,466	6.2%

Total Divisional NOI	66,281	56,768	16.8%	188,391	174,075	8.2%
Less: NOI, Unconsolidated	(2,591)	(2,198)		(7,122)	(6,678)
Less: Discontinued Operations	(6,991)	(7,474)		(21,672)	(23,296)
Unallocated Corporate Rev	1,956	1,242		4,632	3,767
Other Expense	(17)	(35)		40	(66)
General & Administrative Expenses	(6,992)	(4,936)		(18,209)	(15,001)
Depreciation	(22,085)	(18,362)		(60,441)	(53,668)
Amortization	(3,418)	(1,895)		(8,562)	(5,681)

Income from Operations, restated for additional discontinued operations	26,143	23,110		77,057	73,452
Total Other Income (Expense)	(20,527)	(13,437)		(52,889)	(44,716)

Income from Continuing Operations before Extraordinary Items, Minority Interest and Discontinued Operations, as restated for additional discontinued operations	5,616	9,673		24,168	28,736

Add: Discontinued Operations Income, post 3Q 2004	—	5,194		—	16,102

Income from Continuing Operations before Extraordinary Items, Minority Interest and Discontinued Operations, per corresponding 10-K or 10-Q	5,616	14,867		24,168	44,838

Divisional NOI is defined as total property revenues, including unconsolidated partnerships and joint ventures, less real estate expenses (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees).

The Company believes Total Divisional NOI (and other NOI measures aggregating segment data) is useful to investors as a meaningful indicator of property level operating performance and current market conditions affecting the Company . Additionally, the Company also believes Total Divisional NOI (and such other NOI measures) is useful to investors because NOI is commonly used industry-wide to evaluate and compare property level operating results of real estate companies, allowing investors to view the Company in comparison to these other real estate companies. The Company cautions investors that other real estate companies may calculate Total Divisional NOI on a basis different than the Company. In addition, Total Divisional NOI (and such other NOI measures) should not be viewed as a substitute measure of performance for GAAP income from continuing operations or other applicable GAAP performance measures.

3Q04	- 7 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s, except per share data)

NET INCOME TO COMMON SHAREHOLDERS

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
Net Income to Common S/H	$12,109	$3,807	$6,810	$9,803	$32,529	$13,389	$6,441	$4,960		$24,790
Earnings per Share
- Basic	$0.52	$0.16	$0.26	$0.37	$1.30	$0.50	$0.24	$0.18		$0.92
growth	-13.1%	-84.2%	-51.5%	-23.8%	-50.4%	-3.5%	48.6%	-30.8%		-2.1%
- Diluted	$0.52	$0.16	$0.26	$0.37	$1.29	$0.50	$0.24	$0.18		$0.91
growth	-13.8%	-84.0%	-51.1%	-23.4%	-50.0%	-4.8%	47.0%	-30.8%		-3.2%

FUNDS FROM OPERATIONS RECONCILIATION

Net Income to Common S/H	$12,109	$3,807	$6,810	$9,803	$32,529	$13,389	$6,441	$4,960	$24,790
Minority Int. in CRLP (Cont & Disc)	5,512	1,634	2,729	3,770	13,645	5,202	2,463	1,884	9,549

Total	17,621	5,441	9,539	13,573	46,174	18,591	8,904	6,844	34,339
Adjustments - Consolidated
Depreciation - Real Estate	19,381	19,807	19,597	20,221	79,006	20,728	21,554	23,911	66,193
Amortization - Real Estate	1,125	1,018	1,035	1,188	4,367	1,399	1,797	2,467	5,663
Extraordinary (Income)/Loss	—	—	—		—	—	—		—
‘-’:(Gain)/Loss-Sale of Prop	(9,657)	(2,277)	(4,492)	(2,036)	(18,463)	(10,393)	(811)	(2,468)	(13,672)
‘+’:Gain/(Loss)-Undeprec Prop	151	2,004	3,836	2,050	8,040	1,008	1,115	813	2,936

Total Adjustments - Cons.	11,001	20,552	19,976	21,423	72,951	12,742	23,655	24,723	61,120
Adjustments - Unconsolidated
Depreciation - Real Estate	940	939	963	1,000	3,844	1,041	918	955	2,913
Amortization - Real Estate	32	23	14	15	83	16	20	46	82
Extraordinary (Income)/Loss	—	—	—	—	—	—	—		—
‘-’:(Gain)/Loss-Sale of Prop	—	—	—	—	—	—	(799)	1	(798)
‘+’:Gain/(Loss)-Undeprec Prop	—	—	—	—	—	—	—	—	—

Total Adjustments - Uncons.	972	962	978	1,015	3,927	1,057	139	1,002	2,198

Funds from Operations	$29,594	$26,955	$30,492	$36,011	$123,052	$32,390	$32,698	$32,569	$97,656

FFO Per Share
- Basic	$0.88	$0.78	$0.84	$0.98	$3.47	$0.87	$0.87	$0.87	$2.61
growth	-2.7%	-15.4%	-10.8%	-9.9%	-9.7%	-0.1%	12.5%	3.5%	5.0%
- Diluted	$0.87	$0.77	$0.83	$0.97	$3.45	$0.87	$0.87	$0.86	$2.59
growth	-2.6%	-15.2%	-10.7%	-10.3%	-9.6%	-0.6%	12.4%	3.3%	4.8%

Pursuant to the definition of Funds from Operations (“FFO”) adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), FFO is calculated by adjusting net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.

The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company’s industry.FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, or as an indicator of our ability to make cash distributions.

3Q04	- 8 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s, except per share data)

DIVIDEND SUMMARY

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
Price per Share (End of Period)	$33.08	$35.19	$36.03	$39.60		$40.80	$38.53	$40.22
Dividend Per Share	$0.665	$0.665	$0.665	$0.665	$2.660	$0.67	$0.67	$0.67		$2.01
Dividend Yield (End of Period)	8.0%	7.6%	7.4%	6.7%		6.6%	7.0%	6.7%
Payout
Dividend/EPS - Diluted	127.9%	415.6%	255.8%	179.7%	206.2%	135.3%	284.8%	372.2%		220.9%
Dividend/FFO - Diluted	76.4%	86.3%	80.0%	68.4%	77.1%	77.4%	77.3%	78.1%		77.6%

See Funds from Operations Reconciliation on page 8 for a reconcilation of FFO to earnings. Dividend/FFO - Diluted is useful to investors as an additional measure to determine the Company’s ability to pay its dividend.

SHARES & UNITS
Shares
Basic - Weighted Avg	23,236	24,312	26,002	26,267	24,965	26,670	27,089	27,252		27,005
Diluted - Weighted Avg	23,405	24,562	26,275	26,666	25,232	27,045	27,382	27,615		27,350
Outstanding (End of Period)	23,529	25,882	26,116	26,395		26,933	27,191	27,319
Units
Weighted Avg	10,576	10,420	10,420	10,390		10,361	10,358	10,345		10,354
Outstanding (End of Period)	10,420	10,420	10,420	10,361		10,361	10,345	10,345
Shares & Units
Basic - Weighted Avg	33,812	34,732	36,421	36,657	35,416	37,031	37,447	37,597		37,359
Diluted - Weighted Avg	33,981	34,982	36,695	37,055	35,682	37,406	37,740	37,960		37,704
Outstanding (End of Period)	33,949	36,302	36,535	36,756		37,294	37,536	37,664

SEGMENT DATA SUMMARY *(1)

Same-Property Portfolio *(2)
Divisional Revenues	81,166	83,220	81,519	86,318	332,222	81,616	82,034	83,869		247,519
Divisional Expenses	25,402	26,280	26,709	25,887	104,278	25,701	26,314	27,741		79,756

Divisional NOI	55,764	56,940	54,809	60,431	227,945	55,915	55,720	56,128		167,763

Divisional NOI Margin	68.7%	68.4%	67.2%	70.0%	68.6%	68.5%	67.9%	66.9%		67.8%
growth *(3)	-2.4%	-4.8%	-4.6%	0.0%	-2.9%	0.3%	-2.1%	2.4%		0.1%

Same-Property without Terminations
Lease Terminations	(636)	(2,412)	(261)	(193)	(3,503)	(491)	(639)	(984)		(2,114)

Divisional NOI w/o Term.	55,128	54,529	54,548	60,238	224,442	55,423	55,081	55,144		165,649

growth w/o terminations	-2.9%	-4.0%	-1.6%	1.2%	-1.8%	0.5%	1.0%	1.1%		0.9%

Same-Property growth without the effects of lease terminations is useful to investors as an additional indicator as to the Company’s operating performance because buyouts of commercial leases can fluctuate from quarter to quarter and year to year.

Same-Property - Consolidated Properties
NOI from Unconsolidated Assets	(1,811)	(1,769)	(1,727)	(2,207)	(7,514)	(1,903)	(1,737)	(1,890)		(5,530)

Divisional NOI - Consolidated	53,953	55,171	53,082	58,224	220,431	54,012	53,983	54,238		162,233

growth - consolidated properties						0.1%	-2.2%	2.2%		0.0%

Total Portfolio
Divisional Revenues	85,911	87,162	85,258	90,875	349,206	89,120	91,934	99,991		281,045
Divisional Expenses	27,489	28,274	28,503	28,060	112,326	28,746	30,197	33,709		92,651

Divisional NOI	58,422	58,888	56,755	62,815	236,880	60,375	61,737	66,282		188,393

Divisional NOI Margin	68.0%	67.6%	66.6%	69.1%	67.8%	67.7%	67.2%	66.3%		67.0%
growth	5.7%	5.9%	-2.1%	-1.2%	1.9%	3.3%	4.8%	16.8%		8.2%

Notes:

(1)	See Segment Data and Reconciliation beginning on page 10.

(2)	The 2003 same-property data reflects results of the 2004 same-property portfolio, as adjusted for dispositions during year and including straight-line rents.

(3)	The 2003 same-property growth reflects performance of the 2003 same-property portfolio.

3Q04	- 9 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s, except per share data)

SEGMENT DATA & RECONCILIATION

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
Revenues
Divisional Same-Property Revenues
Multifamily	23,181	23,786	24,186	24,116	95,270	24,083	24,575	25,096		73,754
Office	22,193	24,714	22,278	22,391	91,576	22,019	21,899	22,953		66,871
Retail	35,792	34,720	35,054	39,811	145,377	35,514	35,560	35,820		106,894

Total Same-Property	81,166	83,220	81,519	86,318	332,222	81,616	82,034	83,869		247,519
Less: Unconsolidated	(2,971)	(2,985)	(2,998)	(3,492)	(12,446)	(3,114)	(2,980)	(3,065)		(9,159)

Same-Prop Rev, Cons.	78,195	80,235	78,521	82,826	319,776	78,502	79,054	80,804		238,360

Divisional Non Same-Property Revenues
Multifamily	1,224	803	816	837	3,680	2,466	4,141	6,735		13,341
Office	476	410	406	584	1,876	1,998	2,288	2,221		6,506
Retail	3,044	2,730	2,517	3,137	11,428	3,041	3,471	7,166		13,678

Total Non-Same Property	4,745	3,942	3,739	4,557	16,984	7,505	9,899	16,122		33,526

Less: Unconsolidated	(956)	(942)	(948)	(950)	(3,796)	(949)	(947)	(1,444)		(3,340)

Non Same-Prop Rev, Consolidated	3,789	3,000	2,791	3,607	13,188	6,556	8,952	14,678		30,186

Divisional Total Revenues
Multifamily	24,406	24,589	25,002	24,953	98,949	26,548	28,716	31,831		87,095
Office	22,669	25,124	22,685	22,975	93,452	24,016	24,187	25,174		73,377
Retail	38,836	37,450	37,571	42,947	156,805	38,556	39,030	42,986		120,572

Total Divisional Revenues	85,911	87,162	85,258	90,875	349,206	89,120	91,934	99,991		281,045
Less: Unconsolidated Revenues	(3,927)	(3,927)	(3,946)	(4,442)	(16,242)	(4,063)	(3,927)	(4,509)		(12,499)
Discontinued Operations	(12,560)	(11,233)	(11,400)	(13,264)	(48,457)	(11,333)	(10,762)	(10,938)		(33,033)
Unallocated Corporate Rev	982	1,594	1,266	812	4,654	1,305	1,450	1,957		4,712

Cons. Rev, adj -’04 Disc Ops	70,406	73,596	71,178	73,981	289,161	75,029	78,695	86,501		240,225

Add: Add’l Disc Ops Rev, post filing	11,853	11,209	11,305	12,659	47,026	10,619	10,016	—		20,635

Total Consol. Rev, per 10-Q / K	82,259	84,805	82,483	86,640	336,187	85,648	88,711	86,501		260,860

Divisional Revenue is defined as total property revenues, including unconsolidated partnerships and joint ventures.

The Company believes Total Divisional Revenue (and other revenue measures aggregating segment data) is useful to investors as a meaningful indicator of property operating performance and current market conditions affecting the Company. Additionally, Divisional Revenue is an integral component in calculating Divisional NOI which follows.

3Q04	- 10 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s, except per share data)

SEGMENT DATA & RECONCILIATION (CONT’D)

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
Expenses
Divisional Same-Property Expenses
Multifamily	8,525	9,023	9,306	8,501	35,355	9,169	9,169	9,815		28,153
Office	6,474	6,634	6,645	6,599	26,352	6,443	6,327	6,662		19,432
Retail	10,403	10,623	10,758	10,786	42,570	10,089	10,818	11,264		32,171

Total Same-Property	25,402	26,280	26,709	25,887	104,278	25,701	26,314	27,741		79,756
Less: Unconsolidated	(1,161)	(1,216)	(1,271)	(1,283)	(4,931)	(1,210)	(1,243)	(1,175)		(3,628)

Same-Prop Exp, Consolidated	24,241	25,064	25,438	24,604	99,347	24,491	25,071	26,566		76,128

Divisional Non Same-Property Expenses
Multifamily	556	403	368	377	1,704	1,204	1,825	3,007		6,036
Office	312	336	293	333	1,274	572	591	640		1,803
Retail	1,220	1,254	1,133	1,463	5,070	1,269	1,467	2,321		5,057

Total Non-Same Property	2,087	1,994	1,794	2,173	8,049	3,045	3,882	5,969		12,895
Less: Unconsolidated	(497)	(500)	(476)	(482)	(1,955)	(475)	(478)	(743)		(1,696)

Non Same-Prop Exp, Consolidated	1,590	1,494	1,318	1,691	6,094	2,570	3,404	5,226		11,199

Divisional Total Expenses
Multifamily	9,081	9,427	9,674	8,878	37,060	10,373	10,994	12,822		34,189
Office	6,786	6,970	6,938	6,932	27,626	7,015	6,918	7,302		21,235
Retail	11,623	11,877	11,891	12,249	47,640	11,357	12,285	13,585		37,227

Total Divisional Expenses	27,489	28,274	28,503	28,060	112,326	28,746	30,197	33,709		92,651
Less: Unconsolidated Expense	(1,658)	(1,716)	(1,747)	(1,765)	(6,886)	(1,685)	(1,721)	(1,918)		(5,324)
Discontinued Operations	(4,075)	(3,898)	(3,926)	(3,939)	(15,838)	(3,645)	(3,768)	(3,947)		(11,360)
Other Expense	—	—	45	—	45	28	22	19		69

Total Property Operating Exp	21,756	22,660	22,875	22,356	89,647	23,444	24,730	27,863		76,036
General & Administrative Exp	4,803	5,262	4,936	4,480	19,481	5,460	5,678	6,992		18,130
Depreciation	17,320	17,986	18,362	18,290	71,958	18,754	19,605	22,085		60,443
Amortization	1,924	1,861	1,895	2,079	7,759	2,496	2,649	3,418		8,563

Cons. Exp, adj -’04 Disc Ops	45,804	47,769	48,069	47,205	188,846	50,153	52,662	60,358		163,173

Add: Add’l Disc Ops Exp, post filing	6,081	6,157	6,086	5,946	22,039	5,538	5,652	—		11,190

Total Consol. Exp, per 10-Q / K	51,885	53,926	54,155	53,151	210,885	55,691	58,314	60,358		174,363

Divisional Expense is defined as real estate expenses, (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees), including unconsolidated partnerships and joint ventures.

The Company believes Total Divisional Expense (and other expense measures aggregating segment data) is useful to investors as a meaningful indicator of property operating expenses. Additionally, Divisional Expense is an integral component in calculating Divisional NOI which follows.

3Q04	- 11 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s, except per share data)

SEGMENT DATA & RECONCILIATION (CONT’D)

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
Net Operating Income (NOI)
Divisional Same-Property NOI
Multifamily	14,656	14,763	14,880	15,615	59,914	14,914	15,406	15,281		45,601
Office	15,719	18,081	15,633	15,791	65,224	15,575	15,572	16,291		47,439
Retail	25,389	24,096	24,296	29,025	102,807	25,425	24,742	24,556		74,724

Total Same-Property	55,764	56,940	54,809	60,431	227,945	55,915	55,720	56,128		167,763
Less: Unconsolidated	(1,810)	(1,769)	(1,727)	(2,209)	(7,515)	(1,904)	(1,737)	(1,890)		(5,531)

Same-Prop NOI, Consolidated	53,954	55,171	53,082	58,222	220,430	54,011	53,983	54,238		162,232

Divisional Non Same-Property NOI
Multifamily	669	399	448	460	1,976	1,261	2,316	3,728		7,306
Office	165	73	114	251	602	1,426	1,697	1,581		4,704
Retail	1,824	1,476	1,384	1,674	6,357	1,773	2,004	4,845		8,621

Total Non-Same Property	2,657	1,948	1,945	2,384	8,935	4,460	6,017	10,153		20,630
Less: Unconsolidated	(459)	(442)	(472)	(468)	(1,841)	(474)	(469)	(701)		(1,644)

Non Same-Prop NOI, Consolidated	2,198	1,506	1,473	1,916	7,094	3,986	5,548	9,452		18,986

Divisional Total NOI
Multifamily	15,325	15,162	15,328	16,075	61,890	16,175	17,722	19,009		52,906
Office	15,884	18,154	15,746	16,042	65,826	17,001	17,269	17,871		52,141
Retail	27,213	25,572	25,680	30,698	109,164	27,198	26,746	29,401		83,345

Total Divisional NOI	58,422	58,888	56,755	62,815	236,880	60,375	61,737	66,281		188,392
Less: Unconsolidated NOI	(2,269)	(2,211)	(2,199)	(2,677)	(9,356)	(2,378)	(2,206)	(2,591)		(7,175)
Discontinued Operations	(8,485)	(7,335)	(7,474)	(9,325)	(32,619)	(7,688)	(6,994)	(6,991)		(21,673)
Unallocated Corporate Rev	982	1,594	1,266	812	4,654	1,305	1,450	1,957		4,712
Other Expense	—	—	(45)	—	(45)	(28)	(22)	(19)		(69)
G&A Expenses	(4,803)	(5,262)	(4,936)	(4,480)	(19,481)	(5,460)	(5,678)	(6,992)		(18,130)
Depreciation	(17,320)	(17,986)	(18,362)	(18,290)	(71,958)	(18,754)	(19,605)	(22,085)		(60,443)
Amortization	(1,924)	(1,861)	(1,895)	(2,079)	(7,759)	(2,496)	(2,649)	(3,418)		(8,563)

Income from Operations	24,602	25,828	23,109	26,776	100,315	24,876	26,033	26,142		77,051
Total Other Income (Expense)	(16,140)	(15,226)	(13,437)	(14,524)	(59,327)	(15,152)	(17,204)	(20,527)		(52,883)

Income from Contin’g Ops *(1)	8,462	10,602	9,672	12,252	40,988	9,724	8,829	5,615		24,168

Disc Ops	5,772	5,052	5,219	6,713	22,756	5,081	4,364	—		9,445
03 & 04 Disc Ops Other Inc (Exp)	(377)	429	(24)	(12)	16	(4)	386	—		382

Inc from Cont *(1), per 10-Q / K	13,857	16,083	14,867	18,953	63,760	14,801	13,579	5,615		33,995

Divisional NOI is defined as total property revenues, including unconsolidated partnerships and joint ventures, less real estate expenses (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees).

The Company believes Total Divisional NOI (and other NOI measures aggregating segment data) is useful to investors as a meaningful indicator of property level operating performance and current market conditions affecting the Company . Additionally, the Company also believes Total Divisional NOI (and such other NOI measures) is useful to investors because NOI is commonly used industry-wide to evaluate and compare property level operating results of real estate companies, allowing investors to view the Company in comparison to these other real estate companies. The Company cautions investors that other real estate companies may calculate Total Divisional NOI on a basis different than the Company. In addition, Total Divisional NOI (and such other NOI measures) should not be viewed as a substitute measure of performance for GAAP income from continuing operations or other applicable GAAP performance measures.

Quarterly NOI from Properties Not Stabilized in that Quarter
Properties in Lease-up or CIP	1,122	683	501	313	(28)	33	559
Acquisitions	—	—	—	135	226	1,641	1,563

Notes:

(1)	Income from Continuing Operations before extraordinary items, minority interest and discontinued operations. Adjustments for additional discontinued operations have restated prior periods in accordance with FAS 144.

3Q04	- 12 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s, except per share data)

DIVISIONAL NOI BREAKOUT: BY SECTOR & MARKET

MULTIFAMILY DIVISIONAL NOI	OFFICE DIVISIONAL NOI

RETAIL DIVISIONAL NOI	TOTAL DIVISIONAL NOI *(1)

Notes:

(1)	See Segment Data and Reconciliation beginning on Page 10.

3Q04	- 13 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s, except per share data)

EBITDA RECONCILIATION

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
Net Income to Common S/H	$12,109	$3,807	$6,810	$9,803	$32,529	$13,389	$6,441	$4,960		$24,790
Consolidated
Minority Interest	5,512	1,634	2,729	3,770	13,645	5,202	2,463	1,884		9,549
(Inc)/Loss — Uncons. Assets	(88)	(181)	(29)	(468)	(767)	(258)	(947)	(515)		(1,719)
ITDA from Disc Ops *(1)	194	—	—	117	311	—				—
Preferred Dividends	6,110	6,192	5,942	5,914	24,157	5,751	5,508	5,508		16,766
Preferred Share Issuance Costs	—	4,451	—	—	4,451	—	—	—		—
Interest Expense	16,576	17,184	16,925	16,871	67,556	16,473	18,327	21,455		56,255
Income Tax Expense	(181)	(167)	505	35	192	20	88	168		276
Depreciation & Amortization	21,476	21,805	21,848	22,508	87,637	23,545	24,510	27,747		75,803
(Gain)/Loss on Sale (Cont & Disc)	(9,657)	(2,277)	(4,492)	(2,036)	(18,463)	(10,393)	(811)	(2,468)		(13,672)
Gain/(Loss)-Undeprec Prop *(2)	151	2,004	3,836	2,050	8,040	1,008	1,115	813		2,936

EBITDA from Consolidated Props	52,202	54,452	54,072	58,563	219,289	54,737	56,694	59,552		170,983

Unconsolidated
Reverse: Inc/(Loss) - Uncons.	88	181	29	468	767	258	947	515		1,719
Interest Expense	1,199	1,200	1,193	1,191	4,783	1,057	906	966		2,929
Income Tax Expense	—	—	—	—	—	—	—	—		—
Depreciation & Amortization	1,129	843	996	1,134	4,102	1,079	965	985		3,029
(Gain)/Loss on Sale of Prop	—	—	—	—	—	—	(799)	1		(798)

EBITDA	$54,618	$56,676	$56,291	$61,357	$228,941	$57,131	$58,712	$62,019		$177,862

EBITDA is defined as earnings before interest, taxes, depreciation and amortization (“EBITDA”), including the effects of the Company’s percentage ownership of its unconsolidated partnerships and joint ventures; the calculation also excludes the effects of gains (losses) from depreciated property. The Company believes EBITDA is useful to investors as an indicative measure of operating performance due to the significant long-lived real estate exposure and because it can be used to measure the Company’s ability to service debt, fund capital expenditures and expand its business. However, EBITDA should not be considered an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, EBITDA as calculated by the Company, may not be comparable to similarly titled measures used by other companies. Investors are cautioned that the items adjusted to Net Income to Common Shareholders are significant components in understanding and assessing the Company’s financial performance.

SUPPLEMENTAL DATA

Consolidated
3-Party Mgt & Leasing Fee Rev	$1,022	$1,504	$1,270	$992	$4,788	$1,123	$1,327	$1,886	$4,337
Percentage Rents	571	601	743	1,878	3,793	681	641	822	2,144
Lease Terminations	636	2,412	261	193	3,503	491	639	984	2,114
Straight Line Rents	1,051	626	810	808	3,294	1,528	1,150	604	3,281
Interest Expense	16,576	17,184	16,925	16,871	67,556	16,473	18,327	21,455	56,255
Capitalized Interest	1,327	1,389	1,444	1,416	5,576	1,533	1,442	1,908	4,882
Debt - Principal Amortization	1,454	1,354	1,367	1,363	5,538	1,370	1,446	1,572	4,388
Preferred Dividend Payments	6,110	6,192	5,942	5,914	24,157	5,751	5,508	5,508	16,766
Preferred Share Issuance Costs	—	4,451	—	—	4,451	—	—	—	—
Amort of Deferred Finan’g Costs	711	794	775	813	3,093	1,143	894	1,030	3,067
Amort of Stock Compensation	340	326	322	308	1,296	214	223	274	711
Unconsolidated *(5)
Straight Line Rents	42	40	22	50	154	45	50	69	165
Interest Expense	1,199	1,200	1,193	1,191	4,783	1,057	906	966	2,929
Capitalized Interest	—	—	—	—	—	—	—	—	—
Debt — Principal Reductions	176	151	132	143	602	400	225	309	934
Amort of Deferred Finan’g Costs	19	19	19	19	76	22	27	40	89

Notes:

(1)	The effects of interest, taxes, depreciation and amortization from discontinued operations which are not reflected in the above scheduled line items.

(2)	The Company includes the effects of undepreciated real estate (e.g. land and outparcels) in EBITDA, as this is a recurring source of cash.

(3)	The unconsolidated revenue and expense data are comprised of the Company’s percentage of the applicable line item, which is calculated in accordance with GAAP, for its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in measuring the Company’s rights to cash flows and debt obligations related to the Company’s unconsolidated partnerships and joint ventures. The Company manages or leases each of its unconsolidated assets. Incorporating unconsolidated data also provides investors with management’s view of evaluating current operating performance and trends.

3Q04	- 14 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s, except per share data)

COVERAGE RATIOS

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
SEC Coverage Ratios (SEC Reg. S-K, Item 503)
Earnings to Fixed Charges	1.7	1.7	1.6	1.9	1.7	1.7	1.7	1.4		1.6
Earnings to Fixed Charges & Preferred Share Distributions	1.3	1.3	1.2	1.4	1.3	1.3	1.3	1.1		1.2
Reconciliation of SEC Coverage Ratios
Earnings
Net Income (before pfd share)	18,218	14,450	12,752	15,717	61,137	19,140	11,949	10,468		41,556
Discontinued Operations:
Minority Interest in CRLP	3,088	—	176	150	3,414	2,670	193	1,861		4,724
Gain on Disposal	(9,627)	—	(575)	(388)	(10,590)	(9,391)	306	(1,566)		(10,651)
CRLP Min Int. - Common U/H	2,424	1,634	2,553	3,620	10,231	2,532	2,270	23		4,825
(Gains)/Losses from Sales of Property	(30)	(2,277)	(3,917)	(1,648)	(7,873)	(1,002)	(1,117)	(902)		(3,021)
Income Tax Expense	(181)	(167)	505	35	192	20	88	168		276
Income from Unconsolidated Entities	(85)	(5)	(36)	(482)	(608)	(249)	(1,103)	(583)		(1,935)

	13,808	13,635	11,458	17,004	55,904	13,720	12,585	9,469		35,774
Amort of Interest Capitalized	400	400	400	400	1,600	500	500	500		1,500
Capitalized Interest	(1,327)	(1,389)	(1,444)	(1,416)	(5,576)	(1,533)	(1,442)	(1,908)		(4,882)
Distrib from Unconsolidated Entities	615	1,420	1,073	636	3,744	688	2,836	1,031		4,555
Fixed Charges from below	18,614	19,367	19,144	19,100	76,225	19,149	20,662	24,392		64,204

Earnings	32,110	33,432	30,630	35,723	131,896	32,524	35,142	33,484		101,150

Fixed Charges
Interest Expense	16,576	17,184	16,925	16,871	67,556	16,473	18,327	21,455		56,255
Capitalized Interest	1,327	1,389	1,444	1,416	5,576	1,533	1,442	1,908		4,882
Amort of Deferred Finan’g Costs	711	794	775	813	3,093	1,143	894	1,030		3,067
Distrib to Series B Pfd Unitholders	—	—	—	—	—	—	—	—		—

Total	18,614	19,367	19,144	19,100	76,225	19,149	20,662	24,392		64,204

Fixed Charges & Preferred Share Distributions
Add: Distrib-Pfd Share Series B, C & D	6,110	6,192	5,942	5,914	24,157	5,751	5,508	5,508		16,766

Total	24,724	25,559	25,086	25,014	100,382	24,900	26,170	29,900		80,970

Supplemental Coverage Ratios
Interest Coverage *(1)	3.1	3.1	3.1	3.4	3.2	3.3	3.1	2.8	3.0
Fixed Charge Coverage *(2)	2.1	2.2	2.2	2.4	2.2	2.3	2.2	2.1	2.2
Fixed Charge w/ Cap Int*(3)	2.0	2.1	2.1	2.3	2.1	2.1	2.1	2.0	2.1

Coverage ratios as calculated by the Company may not be comparable to similarly titled measures used by other companies.
Investors are cautioned that these measures should not be taken alone to determine a Company’s financial status.

Reconciliation of Supplemental Coverage Ratios

See EBITDA Reconciliation on page 14.

Interest Coverage Denominator
Interest Expense	16,576	17,184	16,925	16,871	67,556	16,473	18,327	21,455	56,255
Interest Exp. - Unconsolidated	1,199	1,200	1,193	1,191	4,783	1,057	906	966	2,929

Total Interest Expense	17,775	18,384	18,117	18,062	72,339	17,530	19,233	22,421	59,183

Fixed Charge Denominator
Add: Preferred Dividend Pmts	6,110	6,192	5,942	5,914	24,157	5,751	5,508	5,508	16,766
Debt Principal Amortization	1,454	1,354	1,367	1,363	5,538	1,370	1,446	1,572	4,388
Debt Prin Amort - Unconsolidated	176	151	132	143	602	400	225	309	934

Total Fixed Charges	25,515	26,081	25,558	25,482	102,636	25,051	26,412	29,809	81,272

Fixed Charge w/ Capitalized Interest Denominator
Add: Capitalized Interest	1,327	1,389	1,444	1,416	5,576	1,533	1,442	1,908	4,882
Cap Interest - Unconsolidated	—	—	—	—	—	—	—	—	—

Total Fixed Charges w/ Cap Int	26,842	27,470	27,002	26,898	108,212	26,584	27,853	31,717	86,154

Notes:

(1)	EBITDA/Interest Expense, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

(2)	EBITDA/Interest Exp + Pfd Dividends+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, Management uses this ratio to make balance sheet management decisions.

(3)	EBITDA/Interest Exp+Capitalized Interest+Pfd Div+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

3Q04	- 15 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s, except per share data)

INVESTMENT ACTIVITY

Acquisition of Properties	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	YTD ’04
Multifamily	—	—	—	59,350	59,350	—	151,633	48,200	199,832
Office	—	—	—	18,912	18,912	13,100	—	—	13,100
Retail	—	—	—	—	—	—	94,860	125,065	219,925

Acquisitions	—	—	—	78,262	78,262	13,100	246,493	173,265	432,857
Other Assets & Debt Assumed	—	—	—	(790)	(790)	36	(93,840)	(76,244)	(170,048)
Less: Unconsolidated Assets	—	—	—	—	—	—	(15,710)	(10,250)	(25,960)

Acq, net - Consolidated Assets	—	—	—	77,472	77,472	13,136	136,943	86,771	236,849

Development Expenditures
Multifamily	726	2,326	404	11,264	14,721	2,800	11,985	13,495	28,280
Office	2,169	795	994	1,965	5,924	3,369	1,261	1,647	6,277
Retail	3,990	13,310	22,359	22,917	62,576	14,428	33,086	18,236	65,750
Other (mixed-use, infrastruct)	295	466	892	—	1,653	126	437	838	1,401

Total, incl subs	7,181	16,897	24,650	36,146	84,873	20,723	46,769	34,216	101,708
Less: Non-Cash Allocations & Other	—	(2,139)	—	—	(2,139)	—	—	—	—
Less: Infrastructure Reimbursement from City/Cty	(3,457)	(2,290)	(2,595)	(1,836)	(10,178)	(1,399)	(705)	(548)	(2,652)
Less: Unconsolidated /Other *(1)	—	—	—	—	—	—	(13,966)	(795)	(14,761)

Development, Consol. Assets	3,724	12,468	22,055	34,310	72,556	19,324	32,098	32,873	84,295

(1)	Includes items reclassified to other cash flow investing activities.

Proceeds from Sales of Properties, Net of Selling Costs
Multifamily	13,800	—	—	—	13,800	—	2,434	—	2,434
Office	—	—	3,033	—	3,033	—	—	3,932	3,932
Retail	17,100	—	—	—	17,100	21,250	—	5,850	27,100
Land and other	631	2,123	6,388	14,890	24,031	2,344	2,160	5,612	10,115

Total, incl subs	31,531	2,123	9,421	14,890	57,964	23,594	4,593	15,394	43,581
Selling Costs	(797)	(87)	(236)	(761)	(1,881)	(62)	(323)	(459)	(844)
Outparcels/Land	—	—	—	—	—	(98)	(115)	(846)	(1,059)
Less: Unconsolidated - net	—	—	—	—	—	—	(44)	—	(44)

Sales, Net - Consolidated Assets	30,734	2,035	9,185	14,129	56,083	23,434	4,111	14,089	41,634

The unconsolidated data regarding investment activity, capital expenditures, tenant improvements and leasing commissions set forth herein are calculated in accordance with GAAP, for all of its unconsolidated partnerships and joint ventures.

The Company believes this unconsolidated data is useful to investors in evaluating the total cash investing activities of the Company. Typically, the percent of investment activities for its unconsolidated assets must be funded out of current Company cash flows, and therefore, management uses the combined data to make financing and capital decisions.

3Q04	- 16 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s, except per share data)

CAPITAL EXPENDITURES

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
Regular Maintenance
Multifamily	1,088	1,553	1,425	1,336	5,402	1,438	2,053	2,498		5,989
Office	524	272	376	301	1,473	396	178	334		908
Retail	621	613	669	1,145	3,048	416	1,126	676		2,218

Total Regular Maintenance	2,233	2,438	2,470	2,782	9,923	2,250	3,357	3,508		9,115
Add: Acquisition-Related						116	212	598		926
Less: Unconsolidated	(71)	(167)	(109)	(61)	(408)	(30)	(58)	(129)		(217)

Reg. Maint., Consolidated	2,162	2,271	2,361	2,721	9,515	2,336	3,511	3,977		9,824

Revenue-Enhancing
Multifamily	51	50	43	5	149	11	28	21		60
Office	—	—	—	—	—	—	—	—		—
Retail	334	929	471	734	2,468	94	713	236		1,043

Total Rev-Enhancing	385	979	514	739	2,617	105	741	257		1,103
Less: Unconsolidated	(14)	(48)	7	(69)	(124)	—	(9)	(4)		(13)

Rev-Enhanc, Consolidated	371	931	521	670	2,493	105	732	253		1,090

Administrative
Multifamily	6	25	16	1	48	14	27	61		102
Office	70	5	—	—	75	9	2	168		179
Retail	18	190	5	35	248	3	73	12		88
Corporate	99	31	32	20	182	138	61	108		307

Total Administrative	193	251	53	56	553	164	163	349		676
Less: Unconsolidated	—	—	—	—	—	—	—	—		—

Admin., Consolidated	193	251	53	56	553	164	163	349		676

Total Capital Expenditures	2,811	3,668	3,037	3,577	13,093	2,519	4,261	4,114		10,894
Less: Unconsolidated	(85)	(215)	(102)	(130)	(532)	(30)	(67)	(133)		(230)

Capital Exp., Consolidated	2,726	3,453	2,935	3,447	12,561	2,489	4,194	3,981		10,664

See Note Under Investment Activity, page 16.

TENANT IMPROVEMENTS & LEASING COMMISSIONS

Tenant Improvements
Multifamily	—	—	—	—	—	—	—	—	—
Office	3,220	2,058	1,373	1,976	8,627	1,143	1,947	2,184	5,274
Retail	1,545	3,384	474	2,450	7,853	600	2,598	6,233	9,431

Total Tenant Improvements	4,765	5,442	1,847	4,426	16,480	1,743	4,545	8,417	14,705
Less: Unconsolidated	(598)	(5)	(520)	(1,510)	(2,633)	(4)	36	(306)	(274)
Add: TI - Developments	—	—	—	—	—	2,612	625	1,267	4,504

Consolidated	4,167	5,437	1,327	2,916	13,847	4,351	5,206	9,379	18,936

Leasing Commissions
Multifamily	—	—	—	—	—	—	—	—	—
Office	505	543	1,055	593	2,696	779	1,393	794	2,966
Retail	255	347	418	868	1,888	284	705	411	1,400

Total Leasing Comissions	760	890	1,473	1,461	4,584	1,063	2,098	1,204	4,365
Less: Unconsolidated	(16)	(1)	(7)	(90)	(114)	(26)	(9)	(36)	(71)

Consolidated	744	889	1,466	1,371	4,470	1,037	2,089	1,168	4,294

See Note Under Investment Activity, page 16.

3Q04	- 17 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate -Trends
($ in 000s, except per share data)

DEBT SUMMARY: CONSOLIDATED & UNCONSOLIDATED

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
Unsecured/Secured
Unsecured Line of Credit	$213,648	$32,860	$42,261	$205,935	15%	$214,810	$—	$228,021		12%
Unsecured Other	645,396	742,873	742,952	693,031	51%	693,110	1,091,769	995,149		54%
Secured	460,055	455,195	448,988	447,477	33%	449,927	568,714	607,361		33%

Total Debt	1,319,100	1,230,928	1,234,201	1,346,443	100%	1,357,847	1,660,483	1,830,531		100%

Less: Secured - Uncons Debt	(78,116)	(78,862)	(78,726)	(78,578)		(82,409)	(92,474)	(99,579)

Total Consolidated Debt	1,240,984	1,152,066	1,155,475	1,267,865		1,275,438	1,568,009	1,730,952

Fixed/Floating
Fixed Rate Debt	1,009,872	1,059,479	1,066,172	1,023,052	76%	944,676	1,362,876	1,305,720		71%
Floating Rate Debt - Capped	89,380	88,844	88,294	87,732	7%	87,164	86,594	86,038		5%
Floating Rate Debt	219,847	82,606	79,735	235,660	18%	326,007	211,013	438,772		24%

Total Debt	1,319,100	1,230,928	1,234,201	1,346,443	100%	1,357,847	1,660,483	1,830,531		100%

Less: Unconsolidated Debt	(78,116)	(78,862)	(78,726)	(78,578)		(82,409)	(92,474)	(99,579)

Total Consolidated Debt	1,240,984	1,152,066	1,155,475	1,267,865		1,275,438	1,568,009	1,730,952

Tax-Exempt Debt	$50,475	$50,475	$50,468	$50,463		$50,475	$50,475	$50,475

The unconsolidated indebtedness data are comprised of the Company’s percentage of indebtedness, which is calculated in accordance with GAAP, for all of its unconsolidated partnerhsips and joint ventures. The Company believes consolidated indebtedness together with unconsolidated indebtedness is useful to investors in evaluating the Company’s level of debt obligations and corresponding leverage to total market capitalization, providing investors with a comparable measure used in the Company’s industry.

TOTAL MARKET CAPITALIZATION

Consolidated Debt	$1,186,310	$1,183,361	$1,260,791	$1,262,193		$1,275,438	$1,568,009	$1,730,952
Unconsolidated Debt	71,607	75,938	77,901	78,301		82,409	92,474	99,579

Total Debt	1,257,917	1,259,299	1,338,692	1,340,494		1,357,847	1,660,483	1,830,531
Preferred Stock
8.75% Series A	125,000	125,000	125,000	—		—	—	—
7.25% Series B (Units)	100,000	100,000	100,000	100,000		100,000	100,000	100,000
9.25% Series C	50,000	50,000	50,000	50,000		50,000	50,000	50,000
8.125% Series D	—	—	—	125,000		125,000	125,000	125,000

Total Preferred Stock	275,000	275,000	275,000	275,000		275,000	275,000	275,000
Series B was repriced in 1Q04 from 8.875%
Market Equity (Shares & Units)	1,123,033	1,277,467	1,316,368	1,455,524		1,521,609	1,446,277	1,514,846

Total Market Capitalization	2,655,950	2,811,766	2,930,060	3,071,018		3,154,456	3,381,760	3,620,377

Debt / Total Market Cap’n	47%	45%	46%	44%		43%	49%	51%

TOTAL MARKET CAPITALIZATION (W/ SUB): 5-YEAR	TOTAL MARKET CAPITALIZATION (W/ SUB): CURRENT QTR

3Q04	- 18 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Current Investment Activity
($ in MMs)

CURRENT DEVELOPMENT PIPELINE: DETAIL

Signficant Projects Under Construction

			Units / SF-in 000s					Property	Development Costs
								Stabilized		Thru				3Q05
		Location	Total		Deliv’d	Leased		Date	Total	3Q04	4Q04	1Q05	2Q05	& Aft
In Construction in Progress
Multifamily
CG at Mallard Creek		Charlotte, NC	252					4Q05	20.0	7.5	4.3	3.4	1.9	2.9
CG at Silverado		Austin, TX	238					3Q05	20.0	9.9	4.2	3.5	2.1	0.3
CV Twin Lakes		Orlando, FL	460		36	27		2Q06	35.0	25.8	4.1	3.2	1.9	—
Retail
Colonial Pinnacle Gulf Shores		Gulf Shores, AL	293					2Q06	45.0	4.9	2.2	10.4	0.5	27.0
CP Alabaster		Birmingham, AL	227			122		4Q05	30.8	11.2	1.5	7.5	4.2	6.4
Mixed-Use
Colonial TownPark		Orlando, FL	*	(1)				1Q05	14.3	11.1	2.6	0.1	0.5	—
Redevelopment
CM Myrtle Beach		Myrtle Beach, SC	530			*	(2)	2Q05	15.8	6.0	2.5	3.2	3.0	1.1
Colonial Univ. Village		Auburn, AL	555			*	(4)	1Q06	5.2	2.3	—	—	2.4	0.5

Total Signficant Projects, in CIP									186.1	78.7	21.4	31.3	16.5	38.2

Unconsolidated Projects
Turkey Creek		Knoxville, TN	412					1Q06	37.0	14.4	—	4.0	7.1	11.5
Typical Development Cap Rate Ranges:
Multifamily:	8-9%
Office:	10-11.5%
Retail:	10-12%
Reconciliation to Construction-in-Progress
Dollars Invested in Significant Projects, in CIP										78.7
Misc (Infrastructure and Misc Construction)										16.8	* Predevelopment and other.
Land Inventory										45.7	* Raw and improved land.

Total Construction In Progress										141.2

Transferred to Operating Assets
Office
CC 200 at TownPark		Orlando, FL	155		155	150		3Q04	22.8	22.6	0.2	—	—	—
Retail
CS Clay		Birmingham, AL	66			*	(3)	1Q04	4.3	4.3	—	—	—	—
CP Trussville, Phase II		Birmingham, AL	59		40	55		3Q04	8.0	8.0	—	—	—	—
CM Myrtle Beach		Myrtle Beach, SC	530			*	(2)	2Q05	12.8	12.8	—	—	—	—
Colonial Univ. Village		Auburn, AL	555			*	(4)	1Q06	13.9	13.9	—	—	—	—
Mixed-Use
Colonial TownPark -Completed Retail		Orlando, FL	*	(1)		129		1Q05	29.4	29.4	—	—	—	—

Total Significant Projects, Transferred									91.2	91.0	0.2	—	—	—

Notes:

(1)	79 multifamily units (12 over retail, 67 freestanding), 35,000 sf of office space, and 147,000 sf of retail space.

(2)	Redevelopment adding approx. 35,000 new sf. Pre-leased new Bass Pro.

(3)	Renovation of center and redeveopment of 45,000 new sf. Pre-leased new Publix Super Market.

(4)	Redevelopment adding approx 180,000 new sf.

3Q04	- 19 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Current Investment Activity
($ in MMs)

SIGNIFICANT PROPERTY ACQUISITIONS

				Purch	1st Yr	Cap
	Location	Date	Units/SF	Price	Invest	Rate	Major Tenants
			(SF-000s)	($ mm)	*(1)	*(2)
2004
Multifamily
Colonial Grand at Arringdon	Raleigh/Durham, NC	Apr-04	320	$26.8	$26.8	6.3%
CG at Berkeley Lake	Atlanta, GA	Jun-04	180
CG at Mount Vernon	Atlanta, GA	Jun-04	213
CG at River Oaks	Atlanta, GA	Jun-04	216
CG at River Plantation	Atlanta, GA	Jun-04	232
CG at Sugarloaf	Atlanta, GA	Jun-04	250
				109.2	111.2	6.7%
CG at Bayshore	Bradenton, FL	Jun-04	376
CG at Palma Sola	Bradenton, FL	Jun-04	340
				11.9	12.2	9.3%	25% Ownership Interest
Cunningham	Austin, TX	Jun-04	280	3.9	4.0	8.7%	20% Ownership Interest
CV at Hendersonville	Nashville, TN	Aug-04	364	4.8	4.8	9.9%	25% Ownership Interest
CG at Brentwood	Nashville, TN	Aug-04	254	5.5	5.5	10.1%	25% Ownership Interest
CG at Sierra Vista	Austin, TX	Sep-04	232	14.7	14.8	6.1%
CG at Seven Oaks	Tampa, FL	Sep-04	316	24.4	24.4	9.2%
Office
DRS Building	Huntsville, AL	Feb-04	216	13.1	13.5	11.7%	DRS Technologies
Retail
Kingwood Commons	Houston, TX	Apr-04	165	34.5	35.1	6.4%	Randalls Grocery
Village on the Parkway	Dallas, TX	Jun-04	381	60.4	63.3	8.7%	Bed Bath & Beyond 90% Ownership Interest
CP Deerfield	Deerfield Beach, FL	Aug-04	371	51.3	51.4	7.9%	Publix, Office Max
CS College Parkway	Ft. Myers, FL	Aug-04	69	15.3	15.3	8.1%	Office Depot
CS Pines Plaza	Pembroke Pines, FL	Aug-04	82	15.1	15.1	7.5%	Comp USA, Office Depot
CP Boulevard Square	Pembroke Pines, FL	Sep-04	221	43.4	43.5	7.9%	Office Max, Sports Authority

Total				$434.3	$440.9	7.8%

SIGNIFICANT PROPERTY DISPOSITIONS

				Sales	Cap
	Location	Date	Units/SF	Price	Rate	Major Tenants
			(SF-000s)	($ mm)	*(2)
2004
Multifamily
CG at Ponte Vedra	Jacksonville, FL	Jun-04	240	$2.4	6.8%	15% Ownership Interest
Office
Village at Roswell Summit	Atlanta, GA	Sep-04	25.5	3.9	8.0%
Retail
Colonial Promenade University Park I	Orlando, FL	Mar-04	215.6	21.3	8.6%	Albertson’s,Books-A-Million
CS Stanly	Locust, NC	Aug-04	47.1	2.4	9.7%
CS Inverness	Birmingham, AL	Sep-04	28.2	3.4	6.3%

Total				$33.4	8.2%

Notes:

(1)	First year investment includes in the first year capital expenditures and closing costs which are included for purposes of underwriting the acquisition.

(2)	Projected 12 month property NOI divided by the projected first year investment/disposition price.

3Q04	- 20 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Additional Corporate Data
($ in 000s)

UNCONSOLIDATED PARTNERSHIPS SUMMARY

				Units /	CLP
Property	Location		Property Type	SF-000s	% Own	Sec’d Debt	Equity Invest
Orlando Fashion Square	Orlando	FL	Retail	1,070	50%	$31,468	$19,173
Parkway City Mall	Huntsville	AL	Retail	630	45%	28,375	10,886
Colonial Promenade Madison	Huntsville	AL	Retail	111	25%		2,300
Colonial Promenade Hoover	Birmingham	AL	Retail	155	10%	1,743	90
Land Title Building	Birmingham	AL	Office	32	33%	486	5
Turkey Creek Development	Knoxville	TN	Retail	366	50%	—	13,315
CMS Joint Venture I - 6 Properties
Colonial Grand at Barrington	Macon	GA	Multifamily	176	15%
Colonial Grand at Mountain Brook	Birmingham	AL	Multifamily	392	15%
Colonial Village at Cahaba Heights	Birmingham	AL	Multifamily	125	15%
Colonial Village at River Hills	Tampa	FL	Multifamily	776	15%
Colonial Village at Stockbridge	Stockbridge	GA	Multifamily	240	15%

				1,710		9,390	1,504
CMS Joint Venture II - 4 Properties
Colonial Grand at Inverness Lakes	Mobile	AL	Multifamily	312	15%
Colonial Village at Inverness Lakes	Mobile	AL	Multifamily	186	15%
Colonial Village at Hillwood	Montgomery	AL	Multifamily	160	15%
Colonial Village at Rocky Ridge	Birmingham	AL	Multifamily	226	15%

				885		4,852	653
CMS Joint Venture III - 2 Properties
Colonial Grand at Bayshore	Bradenton	FL	Multifamily	376	25%
Colonial Village at Palma Sola	Bradenton	FL	Multifamily	340	25%

				717		8,827	2,948
CMS Joint Venture IV - 2 Properties
Colonial Village at Hendersonville	Nashville	TN	Multifamily	364	25%
Colonial Grand at Brentwood	Nashville	TN	Multifamily	254	25%

				619		7,414	2,830
DRA
Colony Woods	Birmingham	AL	Multifamily	414	10%
Meadows of Brook Highland	Birmingham	AL	Multifamily	400	10%
Madison at Shoal Run	Birmingham	AL	Multifamily	276	10%

				1,090		4,231	2,439
DRA - Cunningham
Cunningham	Austin	TX	Multifamily	280	20%	2,794	1,254
Colonnade Properties LLC							5,704
Other Unconsolidated Investments						—	(16)

Total Investments in Unconsolidated Subsidiaries						$99,579	$63,085

3Q04	- 21 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred

COMMON SHARES	CUSIP: 195872-10-6

		Year-to-Date Ending
	NYSE
	Symbol	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	09/30/04
Common Shares	CLP	$23.19	$26.06	$31.15	$33.94	$39.60	$40.22
Annual Growth		-12.9%	12.4%	19.5%	9.0%	16.7%	1.6%
Dividend per Share		$2.32	$2.40	$2.52	$2.64	$2.66	$2.68
Annual Growth		5.5%	3.4%	5.0%	4.8%	0.8%	0.8%
Yield on End of Period Price		10.0%	9.2%	8.1%	7.8%	6.7%	6.7%
Total Annual Return		-4.2%	22.7%	29.2%	17.4%	24.5%	4.9%

ANNUAL DIVIDEND/SHARE GROWTH

TOTAL RETURN - ANNUAL	TOTAL RETURN COMPARISON

TRADING ACTIVITY: CLOSING PRICE & AVG DAILY VOLUME (5-YEAR)

3Q04	- 22 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred

PREFERRED SHARES 8.75% SERIES A - REDEEMED	CUSIP: 195872-20-5

Issue Date	11/6/1997	# of Shares Issued	5,000,000
- Issue Price	$25.00	Total $ Issued	$125MM
Redeemable	11/6/2002	Dividend $/Share	$2.1875
- Redeem Price	$25.00	Yield on Face Value	8.75%
Redeemed	5/7/2003

	NYSE	Year-to-Date Ending
	Symbol	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	09/30/04
Preferred Shares	CLPPRA	$17.69	$20.75	$25.00	$25.03
Dividend History
Annual Dividend		$2.19	$2.19	$2.19	$2.19
Yield on End of Period Price		12.37%	10.54%	8.75%	8.74%

TRADING ACTIVITY: CLOSING PRICE & AVG DAILY VOLUME (5-YEAR)

PREFERRED UNITS 8.875% SERIES B	Issued By CRLP (Partnership)

Privately Placed Perpetual Preferred Issue - Not Traded
Repriced & Extended in February 2004 - (old rate of 8.875%, Redeemable 2/23/04)

Issue Date	2/23/1999	# of Shares Issued	2,000,000
- Issue Price	$50.00	Total $ Issue	$100MM
Redeemable	2/24/2009	Dividend $/Share	$3.6250
- Redeem Price	$50.00	Yield on Face Value	7.250%

3Q04	- 23 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred

PREFERRED SHARES 9.25% SERIES C	CUSIP: 195872-30-4

Issue Date	6/1/2001	# of Shares Issued	2,000,000
- Issue Price	$25.00	Total $ Issued	$50MM
Redeemable	6/1/2006	Dividend $/Share	$2.3125
- Redeem Price	$25.00	Yield on Face Value	9.25%

	NYSE	Year-to-Date Ending
	Symbol	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	09/30/04
Preferred Shares	CLPPRC			$25.65	$26.25	$26.82	$26.45
Dividend History
Annual Dividend				Partial Year	$2.31	$2.31	$2.31
Yield on End of Period Price				9.02%	8.81%	8.62%	8.74%

TRADING ACTIVITY: CLOSING PRICE & AVG DAILY VOLUME

DEP SHARES CUSIP: 195872-40-3
PREFERRED SHARES 8.125% SERIES D (DEPOSITARY SHARES)	PFD SH REP’D BY DEP SHARES CUSIP: 195872-50-2

Issue Date	4/30/2003	# of Shares Issued	5,000,000
- Issue Price	$25.00	Total $ Issued	$125MM
Redeemable	4/30/2008	Dividend $/Share	$2.0313
- Redeem Price	$25.00	Yield on Face Value	8.125%

	NYSE	Year-to-Date Ending
	Symbol	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	09/30/04
Preferred Shares	CLPPRD					$27.16	$26.41
Dividend History
Annual Dividend						Partial Year	$2.03
Yield on End of Period Price						7.48%	7.69%

TRADING ACTIVITY: CLOSING PRICE & AVG DAILY VOLUME

3Q04	- 24 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred

TAX STATUS OF DIVIDENDS

	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
Common Shares - CLP
Ordinary Income	78.78%	79.42%	85.86%	77.79%	58.34%
Return of Capital	17.35%	8.16%	2.40%	22.21%	33.85%
Long-Term Capital Gain		4.74%	4.65%
Unrecaptured Section 1250 Gain	3.87%	7.68%	7.09%
25% Capital Gain					2.39%
20% Capital Gain					3.90%
15% Capital Gain					1.52%
Preferred Shares - CLPPRA
Ordinary Income	100%	100%	100%	100%	88.18%
25% Capital Gain					3.62%
20% Capital Gain					5.91%
15% Capital Gain					2.29%
Preferred Shares - CLPPRC
Ordinary Income	100%	100%	100%	100%	88.18%
25% Capital Gain					3.62%
20% Capital Gain					5.91%
15% Capital Gain					2.29%
Preferred Shares - CLPPRD
Ordinary Income					88.18%
25% Capital Gain					3.62%
20% Capital Gain					5.91%
15% Capital Gain					2.29%

3Q04	- 25 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
($ in 000s)

PUBLIC RATINGS

Rating
			Senior Unsecured	Preferred
Fitch Ratings	Bill Travers	212-908-0304	BBB-	BB+
Moody’s Investor Services	Karen Nickerson	212-553-4924	Baa3	Ba1
Standard & Poor’s	Jim Fielding	212-438-2452	BBB-	BB+

QUARTERLY DEBT SUMMARY

	CONSOLIDATED DEBT				WITH UNCONSOLIDATED SUBSID. DEBT
	Debt	%	Avg Int	Wtd Mat’y	Debt *(1)%		Avg Int	Wtd Mat’y
Unsecured/Secured
Unsecured Line of Credit	$228,021	13%	2.5%	1.1	$228,021	12%	2.5%	1.1
Unsecured Other	995,149	57%	6.3%	6.4	995,149	54%	6.3%	6.4
Secured	507,783	29%	5.8%	9.1	607,361	33%	5.6%	8.1

Total Debt	$1,730,952	100%	5.7%	6.5	$1,830,531	100%	5.6%	6.3

Fixed/Floating
Fixed Rate Debt	$1,267,984	73%	6.9%	6.8	$1,305,720	71%	6.8%	6.8
Floating Rate Debt - Capped	86,038	5%	2.7%	7.2	86,038	5%	2.7%	7.2
Floating Rate Debt	376,930	22%	2.4%	5.2	438,772	24%	2.5%	4.7

Total Debt	$1,730,952	100%	5.7%	6.5	$1,830,531	100%	5.6%	6.3

Tax-Exempt Debt	48,475	3%	2.8%	21.7	50,475	3%	2.8%	21.9

Notes:

(1)	See Debt Summary: Consolidated & Unconsolidated and Total Market Capitalization on page 18 for reconciliation.

PRINCIPAL DEBT AMORTIZATION SCHEDULE
($ in MMs)

Amortization Schedule excludes the Revolving Line of Credit – due Nov-05

LINE OF CREDIT

	12/31/03	09/30/04	Interest Rate	Due	Remaining	Notes
Floating	$90,935	68,021	2.89%	11/22/05	1.1	A U
Competitive Bid Option - Floating	65,000	160,000	2.34%	11/22/05	1.1	A U
Competitive Bid Option - Swapped to Fixed	50,000	—	0.00%	11/22/05	1.1	F U

Total Outstanding on LOC	$205,935	$228,021	2.51%		1.1

Notes:

•	The $320MM LOC has a $160MM Competitive Bid Option.

•	9 Banks participate in the LOC, led by SouthTrust: AmSouth, Branch Banking and Trust (BB&T), Compass, Comerica, PNC, US Bank, Wachovia, and Wells Fargo

•	The Facility is priced based on the Company’s Senior Unsecured Debt Rating.

•	At BBB-/Baa3: the interest rate is LIBOR + 105 bps, and the facility fee is 20 bps.

•	3-Year facility through November, 2005; with 1 1-year extension

3Q04	- 26 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
($ in 000s)

DETAILED DEBT SCHEDULE: CONSOLIDATED

CUSIP	Issue Date	12/31/03	09/30/04	Interest Rate	Maturity Date	Remaining	Notes
Corporate
Revolving Line of Credit		$205,935	$228,021	2.51%	11/22/05	1.1		U
Land Loan		464	434	2.98%	09/30/06	2.0	A	S
Fair Value of Hedging Investments			4,022		04/01/11	6.5		U
Medium Term Notes
195896 AC 9	07/25/97	75,000	—					U
195896 AG 0	08/09/99	25,000	—					U
195896 AH 8	02/07/00	25,000	25,000	8.82%	02/07/05	0.4		U
195896 AD 7	08/06/97	25,000	25,000	6.96%	08/01/05	0.8		U
195896 AE 5	09/26/97	25,000	25,000	6.98%	09/26/05	1.0		U
195896 AN 5	12/20/01	10,000	10,000	7.46%	12/20/06	2.2		U
195896 AJ 4	02/29/00	20,000	20,000	8.80%	02/01/10	5.3		U
195896 AK 1	03/13/00	5,000	5,000	8.80%	03/15/10	5.5		U
195896 AM 7	12/26/00	10,000	10,000	8.05%	12/27/10	6.2		U
195896 AL 9	12/26/00	10,000	10,000	8.08%	12/24/10	6.2		U
Senior Unsecured Notes
195891 AB 2	07/15/96	65,000	65,000	8.05%	07/15/06	1.8		U
195891 AC 0	07/14/98	175,000	175,000	7.00%	07/14/07	2.8		U
195891 AD 8	08/09/02	100,000	100,000	6.88%	08/15/12	7.9		U
195891 AE 6	04/04/03	125,000	125,000	6.15%	04/15/13	8.5		U
195891 AF 3	04/02/11		100,000	1.87%	04/01/11	6.5	D	U
195891 AG 1	06/23/04		300,000	6.25%	06/15/14	9.7		U
Unamortized Discounts		(1,969)	(3,873)					U
Multifamily Properties
CG at Edgewater		21,277	21,067	6.81%	01/01/11	6.3		S
CG at Berkeley Lake			8,388	7.15%	06/15/08	3.7		S
CG at Galleria		22,400	22,400	2.76%	06/15/26	21.7	C	S
CG at Galleria Woods		9,247	9,146	6.91%	07/01/09	4.8		S
CG at Hunter’s Creek		18,999	18,999	7.98%	06/30/10	5.8		S
CG at Hunter’s Creek		10,827	10,588	6.59%	06/30/10	5.8	F	S
CG at Madison		16,953	16,611	2.49%	08/01/11	6.8	B	S
CG at Mt Vernon			13,138	7.18%	02/01/08	3.3		S
CG at Natchez Trace (Ph I)		6,648	6,613	8.30%	09/01/35	30.9		S
CG at Natchez Trace (Ph II)		3,971	3,953	8.25%	02/01/37	32.4		S
CG at Promenade		22,196	21,977	6.81%	01/01/11	6.3		S
CG at Reservoir		8,379	8,223	2.92%	04/01/12	7.5	B	S
CG at Riverchase		19,972	19,568	2.49%	07/01/11	6.8	B	S
CG at Wesleyan *			11,646	7.49%	08/27/09	4.9		S
CV at Ashley Plantation		15,090	15,090	7.98%	06/30/10	5.8		S
CV at Ashley Plantation		9,065	8,865	6.59%	06/30/10	5.8	F	S
CV at Gainesville		25,978	25,493	2.92%	04/01/12	7.5	B	S
CV at Inverness		9,900	9,900	2.75%	06/15/26	21.7	C	S
CV at Lake Mary		14,100	14,100	7.98%	06/30/10	5.8		S
CV at Lake Mary		8,382	8,197	6.59%	06/30/10	5.8	F	S
CV at Research Park		12,775	12,775	2.83%	06/15/26	21.7	C	S
CG at River Oaks			10,712	5.54%	09/01/13	8.9		S
CG at River Plantation			12,001	7.09%	10/15/08	4.0		S
CG at Sugarloaf			17,942	7.38%	04/05/06	1.5		S
CV at Timothy Woods *		9,330	9,220	7.49%	09/01/09	4.9		S
CV at Trussville		16,449	16,143	2.92%	04/01/12	7.5	B	S
CV at Vernon Marsh		3,400	3,400	2.76%	07/01/26	21.8	C	S
Office Properties
Colonial Center 100 at Mansell Overlook		16,442	16,258	8.25%	01/10/08	3.3		S
Colonial Center Heathrow		31,852	—					S
Colonial Center Heathrow		11,000	—					S
Retail Properties
CP Montgomery		12,016	11,873	7.49%	09/01/06	1.9		S
CP University Park I *		11,785	—					S
CP Boulevard Square		—	27,206	7.22%	08/01/32	27.9		S
CS Pines Plaza		—	9,321	5.42%	10/01/10	6.0		S
CP Deerfield		—	32,035	5.90%	02/01/13	8.3		S
CP Pembroke Pines		—	7,499	7.10%	07/01/09	4.8		S
Village on the Parkway		—	47,000	5.77%	07/11/11	6.8		S

Total Corporate Debt		$1,267,865	$1,730,952	5.67%		6.5

3Q04	- 27 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
($ in 000s)

DETAILED DEBT SCHEDULE: UNCONSOLIDATED SUBSIDIARIES

	% Owned	12/31/03	09/30/04	Interest Rate	Maturity Date	Remaining	Notes
Multifamily Properties
Barrington, LLC (CG)	15.0%	$961	953	7.60%	10/01/09	5.0		S
Cahaba Heights, LLC (CV)	15.0%	802	795	7.60%	10/01/09	5.0		S
Mountain Brook, LLC (CG)	15.0%	2,397	2,375	7.60%	10/01/09	5.0		S
Ponte Vedra, LLC (CG)	15.0%	1,335	—					S
River Hills, LLC (CG)	15.0%	3,800	3,768	7.60%	10/01/09	5.0		S
Stockbridge, LLC (CV)	15.0%	1,511	1,499	7.60%	10/01/09	5.0		S
Hillwood, LLC (CV)	15.0%	500	500	2.44%	12/15/30	26.2	C	S
Hillwood, LLC (CV)	15.0%	299	292	7.80%	10/01/20	16.0		S
Inverness Lakes I, LLC (CV)	15.0%	600	600	2.47%	12/15/30	26.2	C	S
Inverness Lakes I, LLC (CV)	15.0%	329	322	7.80%	07/01/20	15.8		S
Inverness Lakes II, LLC (CV)	15.0%	1,977	1,960	8.11%	05/01/10	5.6		S
Rocky Ridge, LLC (CV)	15.0%	900	900	2.69%	12/15/30	26.2	C	S
Rocky Ridge, LLC (CV)	15.0%	289	279	7.74%	10/01/16	12.0		S
Bayshore (CG)	25.0%	—	4,881	6.85%	11/01/11	7.1		S
Palma Sola (CG)	25.0%	—	3,946	7.03%	04/01/12	7.5		S
Cunningham	20.0%	—	2,794	5.18%	06/15/09	4.7		S
Colony Woods	10.0%	—	1,715	4.18%	11/04/08	4.1		S
Madison at Shoal Run	10.0%	—	980	4.18%	11/04/08	4.1		S
Meadows at Brook Highland	10.0%	—	1,536	4.18%	11/04/08	4.1		S
Brentwood (CG)	25.0%	—	3,744	7.22%	01/01/11	6.3		S
Hendersonville (CV)	25.0%	—	3,670	7.22%	01/01/11	6.3		S
Office Properties
Land Title Building	33.3%	508	486	8.10%	02/01/15	10.3		S
Retail Properties
CP Hoover	10.0%	1,759	1,743	5.94%	01/11/13	8.3		S
Orlando Fashion Square	50.0%	31,825	31,468	3.34%	12/28/05	1.2	A	S
Parkway Place	45.0%	28,787	28,375	3.09%	12/20/04	0.2	A	S

Total Unconsolidated Property Debt		$78,578	$99,579	4.55%		3.3

Consolidated & Unconsolidated Debt *(1)		$1,346,443	$1,830,531	5.61%		6.3

Notes:

(1) See Debt Summary: Consolidated & Unconsolidated Debt and Total Market Capitalization on page 18 for reconciliation.

A	Floating Rate Debt
B	Floating Rate Debt - Capped
C	Floating Rate Debt - Tax Exempt
D	Floating Rate Debt - Swapped from Fixed Rate
E	Fixed Rate Debt - Tax Exempt
F	Fixed Rate Debt - Swapped from Floating Rate
Debt without a notation is Fixed Rate Debt

U	Unsecured Debt
S	Secured Debt

3Q04	- 28 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Multifamily

MULTIFAMILY DIVISIONAL NOI *(1)

($ in 000s)	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
Same-Property Portfolio *(2)
Divisional Revenues	23,181	23,786	24,186	24,116	95,270	24,083	24,575	25,096		73,754
Divisional Expenses	8,525	9,023	9,306	8,501	35,355	9,169	9,169	9,815		28,153

Divisional NOI	14,656	14,763	14,880	15,615	59,914	14,914	15,406	15,281		45,601

Divisional NOI Margin	63.2%	62.1%	61.5%	64.7%	62.9%	61.9%	62.7%	60.9%		61.8%
NOI Growth *(3)	-8.2%	-4.7%	-5.9%	3.6%	-3.9%	1.8%	4.4%	2.7%		2.9%
NOI Growth - Sequential	-2.3%	0.9%	-0.2%	5.3%		-4.5%	3.3%	-0.8%
Total Division Portfolio
Divisional Revenues	24,406	24,589	25,002	24,953	98,949	26,548	28,716	31,831		87,095
Divisional Expenses	9,081	9,427	9,674	8,878	37,060	10,373	10,994	12,822		34,189

Divisional NOI	15,325	15,162	15,328	16,075	61,890	16,175	17,722	19,009		52,906

Divisional NOI Margin	62.8%	61.7%	61.3%	64.4%	62.5%	60.9%	61.7%	59.7%		60.7%
NOI Growth	-17.9%	-12.1%	-6.3%	1.4%	-9.2%	5.5%	16.9%	24.0%		15.5%

Notes:

(1)	For more information regarding Multifamily Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

(2)	The 2003 same-property data reflects results of the 2004 same-property portfolio, as adjusted for dispositions during year.

(3)	The 2003 same-property growth reflects performance of the 2003 same-property portfolio, which does not include any unconsolidated assets.

SAME-PROPERTY RESULTS	DIVISION RESULTS

SUMMARY BY MARKET *(1)

		Total Multifamily Division			Same-Property
							Increase/(Decrease) from Prior Year Period
		# of Wtd	% of	% of	# of Wtd	% of	Current Quarter			Year-to-Date
		Units	Units	NOI	Units	Units	Rev	Exp	NOI	Rev	Exp	NOI
Atlanta	GA	1,091	5.5%	10.0%	—	0.0%
Birmingham	AL	4,887	24.8%	20.2%	3,054	26.4%	4.0%	4.6%	3.5%	3.1%	2.9%	3.2%
Huntsville	AL	1,572	8.0%	10.5%	1,572	13.6%	0.7%	1.1%	0.4%	1.2%	2.8%	0.3%
Jackson	MS	498	2.5%	3.9%	498	4.3%	-3.3%	17.2%	-11.5%	1.7%	11.5%	-2.4%
Mobile	AL	899	4.6%	2.0%	401	3.5%	2.4%	6.3%	-0.5%	1.7%	3.9%	0.0%
Montgomery	AL	544	2.8%	3.9%	384	3.3%	5.3%	17.8%	1.5%	8.6%	8.0%	8.8%
Orlando	FL	2,825	14.3%	22.3%	2,466	21.4%	5.4%	13.8%	1.0%	2.3%	7.3%	-0.4%
Sarasota	FL	560	2.8%	5.3%	560	4.8%	16.6%	3.5%	25.5%	13.9%	8.1%	17.5%
Other		6,819	34.6%	21.8%	2,612	22.6%	1.7%	-1.3%	4.0%	4.6%	3.7%	5.1%

Total		19,695	100.0%	100.0%	11,547	100.0%	3.8%	5.5%	2.7%	3.7%	4.8%	2.9%

Notes:

(1) For more information regarding Multifamily Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

3Q04	- 29 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Multifamily

OPERATIONAL STATISTICS

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
End of Month Scheduled Base Rent per Unit Per Month (See Reconciliation Below)
Same-Property *(1)	$788	$790	$795	$795		$797	$804	$812
change	1.4%	1.2%	1.6%	1.0%		1.2%	1.7%	2.2%
Total Division *(2)	$799	$788	$795	$794		$796	$824	$822
change	5.4%	0.9%	1.3%	1.1%		-0.3%	4.6%	3.4%
Tot Div-Consol Assets Only *(2)	$802	$790	$795	$742		$798	$827	$807
change						-0.5%	4.7%	1.5%
End of Month Scheduled Base Rent per SF per Month
Same-Property *(1)	$0.72	$0.73	$0.73	$0.73		$0.73	$0.74	$0.75
change	1.4%	1.4%	1.4%	1.0%		0.8%	1.9%	2.7%
Total Division *(2)	$0.74	$0.73	$0.73	$0.73		$0.74	$0.75	$0.76
change	2.8%	1.4%	0.0%	0.0%		0.0%	2.7%	4.1%
Tot Div-Consol Assets Only *(2)	$0.74	$0.73	$0.73	$0.67		$0.74	$0.76	$0.74
change						0.0%	4.1%	1.4%
Scheduled Base Rent per Unit Per Month Reconciliation
Same-Property
Scheduled Rent	$788	$790	$795	$795		$797	$804	$812
Less: Vacancy & Concessions *(3)	(160)	(152)	(145)	(145)		(157)	(147)	(151)
Less: Effect of Change To Qtrly Avg	—	(1)	—	—		—	—	—

Rent / Unit - Consolidated Assets	$628	$637	$650	$650		$640	$657	$661

Total Division
Scheduled Rent	$799	$788	$795	$794		$796	$824	$822
Less: Vacancy & Concessions *(3)	(169)	(161)	(154)	(156)		(159)	(159)	(159)
Less: Eff - Ch To Qtrly Avg & Disp.	(13)	(2)	—	—		—	(19)	—

Monthly Rent/Unit	617	625	641	638		637	646	663

Effect of Unconsolidated Assets	2	2	2	2		1	3	1

Rent / Unit - Consolidated Assets	$618	$627	$638	$639		$638	$649	$664

To Reconcile to Total Division Rent
Mult by: # of Months in Qtr	3	3	3	3		3	3	3
Mult by: Avg # of Cons. Units for Pd	11,723	11,547	11,547	11,547		12,391	13,075	13,985

Revenue	$21,747	$21,706	$22,099	$22,144		$23,710	$25,447	$27,863

The Company believes Scheduled Base Rent is useful to investors as a measure of indicated monthly market rents and the maximum potential revenue per unit that is currently achievable. Unconsolidated assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:

(1)	The 2003 same-property data reflects results of the 2004 same-property portfolio, as adjusted for dispositions during year.

(2)	Total division statistics exclude properties in lease-up and DRA assets, held under the cost basis of accounting.

(3)	[Sched base rents less vacancy loss, all concessions (including but not limited to: renewals, move-ins, models, employee units), and bad debts] /sched base rents.

3Q04	- 30 -	NYSE: CLP

COLONIAL PROPERTIES TRUST

Portfolio Financial Summary - Multifamily

OPERATIONAL STATISTICS CONT’D

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
Apartment Homes
Units - Consolidated Assets	11,547	11,547	11,547	12,391	11,758	12,391	13,814	14,398		13,534
Unconsolidated Assets (at %)	425	425	425	425	425	534	733	887		718
Unconsol. - Cost Method (at %)						109	344	165		206
Units in Lease-Up						—	12	48		20
1st Yr Acquisition Units - Consolidated						—	1,411	1,643		1,018
Capital Expenditures ($ in 000s) *(1)
Regular Maintenance	$1,088	$1,553	$1,425	$1,336	$5,402	$1,438	$2,053	$2,498		$5,989
Revenue-Enhancing	51	50	43	5	149	11	28	21		60
Admin - Division	6	25	16	1	48	14	27	61		102

Total w/o Acquisition-Related	1,145	1,628	1,484	1,342	5,599	1,463	2,108	2,580		6,151
Acquisition-Related *(2)	—	—	—	—	—	116	212	598		926

Total	1,145	1,628	1,484	1,342	5,599	1,579	2,320	3,178		7,077
Less: Unconsolidated Assets	(48)	(107)	(64)	(46)	(265)	(25)	(50)	(91)		(166)

Total - Consolidated Assets	$1,097	$1,521	$1,420	$1,296	$5,334	$1,554	$2,270	$3,087		$6,911

Capital Expenditures per Unit *(3)
Regular Maintenance	$91	$130	$119	$104	$443	$112	$161	$186		$460
Revenue-Enhancing	4	4	4	0	12	1	2	2		5

Total w/o Acquisition-Related	95	134	123	105	456	113	163	188		465
Total - Consolidated Assets	$94	$130	$122	$105	$450	$115	$164	$191		$471

Notes :

(1) See page 17 for a reconciliation to the Income Statement.

(2) Capital spent on recently acquired properties. First year capital has been included in the total investment for purposes of underwriting the acquisition.

(3) Per unit data does not include units in lease-up, properties held under the cost basis of accounting or 1st year acquisition units.

3Q04	- 31 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy - Multifamily

			Avg	%	Total
Property	Location		Age	Own	Units	SF (000s)	3Q03	4Q03	1Q04	2Q04	3Q04	S-P
CONSOLIDATED PROPERTIES
CG at Arringdon	Raleigh/Durham	NC			320	336.0	92.9%	93.9%	95.2%	96.3%	84.7%
CG at Berkeley Lake	Atlanta	GA			180	243.9				95.6%	92.2%
CG at Cypress Crossing	Orlando	FL			250	314.6	92.9%	93.9%	95.2%	95.2%	98.9%	S
CG at Edgewater	Huntsville	AL			500	541.7	95.0%	91.6%	91.4%	94.8%	92.2%	S
CG at Gainesville	Gainesville	FL			560	488.6	93.4%	94.3%	95.7%	92.1%	99.3%	S
CG at Galleria	Birmingham	AL			1,080	1,195.2	94.5%	93.7%	95.4%	97.8%	94.3%	S
CG at Galleria Woods	Birmingham	AL			244	260.7	96.2%	97.1%	97.5%	96.3%	95.5%	S
CG at Heather Glen	Orlando	FL			448	524.1	94.9%	94.8%	98.4%	96.7%	98.8%	S
CG at Heathrow	Orlando	FL			312	370.0	93.6%	93.9%	94.7%	96.5%	99.0%	S
CG at Hunter’s Creek	Orlando	FL			496	624.5	96.5%	94.9%	96.9%	98.7%	98.5%	S
CG at Lakewood Ranch	Sarasota	FL			288	301.7	95.7%	95.5%	94.4%	94.1%	96.9%	S
CG at Liberty Park	Birmingham	AL			300	338.7	96.9%	93.3%	97.2%	99.0%	97.3%	S
CG at Madison	Huntsville	AL			336	354.6	94.6%	95.2%	92.9%	94.3%	97.3%	S
CG at Metrowest	Orlando	FL			311	313.5		94.0%	97.4%	97.1%	98.7%
CG at Mount Vernon	Atlanta	GA			213	257.2				98.6%	96.7%
CG at Natchez Trace	Jackson	MS			328	342.8	97.6%	92.4%	97.9%	97.3%	96.9%	S
CG at Promenade	Montgomery	AL			384	424.4	95.3%	95.1%	96.6%	96.1%	96.4%	S
CG at River Oaks	Atlanta	GA			216	276.2				96.8%	94.9%
CG at River Plantation	Atlanta	GA			232	311.0				98.7%	94.4%
CG at Riverchase	Birmingham	AL			468	745.8	93.2%	93.6%	97.1%	98.1%	99.4%	S
CG at Seven Oaks	Tampa	FL			316	304.5					LU
CG at Sugarloaf	Atlanta	GA			250	329.6				96.0%	95.2%
CG at The Reservoir	Jackson	MS			170	195.6	98.8%	98.8%	100.0%	97.1%	95.3%	S
CG at TownPark	Orlando	FL			456	584.7	96.1%	93.7%	96.3%	97.6%	96.5%	S
CG at Town Park Reserve	Orlando	FL			12	11.3				LU	LU
CG at Wesleyan	Macon	GA			328	382.9	89.9%	87.8%	95.7%	93.3%	89.9%	S
CV at Ashford Place	Mobile	AL			168	139.1	96.4%	93.5%	96.4%	97.0%	98.2%	S
CV at Ashley Plantation	Bluffton	SC			414	425.1	92.9%	76.9%	93.7%	92.3%	91.8%	S
CV at Caledon Wood	Greenville	SC			350	348.3	90.9%	90.6%	97.7%	93.7%	95.4%	S
CV at Haverhill	San Antonio	TX			322	326.9	91.0%	88.8%	92.2%	93.5%	94.7%	S
CV at Huntleigh Woods	Mobile	AL			233	199.1	93.6%	93.0%	93.3%	92.7%	96.1%	S
CV at Inverness	Birmingham	AL			586	551.6	98.5%	96.5%	98.6%	97.5%	95.1%	S
CV at Lake Mary	Orlando	FL			504	431.4	92.9%	93.0%	91.1%	99.0%	96.6%	S
CV at Quarry Oaks	Austin	TX			533	459.8		91.0%	90.2%	92.3%	92.9%
CV at Research Park	Huntsville	AL			736	809.3	94.5%	93.1%	95.0%	97.7%	95.1%	S
CV at Sierra Vista	Austin	TX			232	204.4					94.0%
CV at Timothy Woods	Athens	GA			204	211.4	98.0%	91.7%	97.1%	96.6%	93.1%	S
CV at TownPark	Sarasota	FL			272	316.4	93.4%	92.8%	94.4%	96.3%	94.5%	S
CV at Trussville	Birmingham	AL			376	410.3	97.9%	95.5%	96.5%	97.9%	97.3%	S
CV at Twin Lakes	Orlando	FL			36	32.7					LU
CV at Vernon Marsh	Savannah	GA			178	151.2	92.7%	93.8%	98.3%	96.6%	96.1%	S
CV at Walton Way	Augusta	GA			256	254.3	98.0%	91.8%	92.2%	89.5%	95.0%	S

TOTAL CONSOLIDATED	42		9.6		14,398	15,645.1	94.8%	92.9%	95.4%	96.0%	95.5%

UNCONSOLIDATED PROPERTIES
CG at Barrington	Macon	GA		15%	176	191.9	91.5%	87.5%	93.2%	94.9%	96.0%
CG at Bayshore	Bradenton	FL		25%	376	368.9				94.1%	96.8%
CG at Brentwood	Nashville	TN		25%	254	242.2					92.3%
CG at Inverness Lakes	Mobile	AL		15%	312	329.9	81.8%	81.4%	81.3%	87.2%	85.9%
CG at Mountain Brook	Birmingham	AL		15%	392	392.7	93.4%	89.1%	93.1%	95.2%	98.2%
CG at Palma Sola	Bradenton	FL		25%	340	291.8				95.8%	96.0%
CG at Riverhills	Tampa	FL		15%	776	690.3	93.9%	91.1%	93.9%	92.7%	90.9%
Colony Woods	Birmingham	AL		10%	414	450.7	97.9%	95.5%	97.8%	97.1%	98.3%

3Q04	- 32 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy - Multifamily

			Avg	%	Total
Property	Location		Age	Own	Units	SF (000s)	3Q03	4Q03	1Q04	2Q04	3Q04	S-P
Cunningham	Austin	TX		20%	280	257.3				91.8%	91.1%
CV at Cahaba Heights	Birmingham	AL		15%	125	131.2	99.2%	96.8%	94.4%	91.2%	96.8%
CV at Hendersonville	Nashville	TN		25%	364	250.4					97.1%
CV at Hillwood	Montgomery	AL		15%	160	150.9	97.5%	94.4%	100.0%	95.0%	94.4%
CV at Inverness Lakes	Mobile	AL		15%	186	176.5	89.8%	87.1%	93.0%	91.9%	95.2%
CV at Rocky Ridge	Birmingham	AL		15%	226	258.9	93.4%	94.2%	93.8%	95.6%	90.7%
CV at Stockbridge	Stockbridge	GA		15%	240	253.2	99.0%	98.0%	95.4%	97.1%	92.1%
Madison at Shoal Run	Birmingham	AL		10%	276	249.3	97.9%	95.5%	97.5%	97.5%	98.6%
Meadows at Brook Highland	Birmingham	AL		10%	400	465.6	97.9%	95.5%	95.3%	93.0%	96.8%

TOTAL UNCONSOLIDATED	17				5,297	5,151.7
UNCONSOLIDATED WTD FOR CLP % OWNED			11.4		887	842.7	92.8%	90.5%	93.2%	93.8%	94.4%

PROPERTIES SOLD
CG at Ponte Vedra	Jacksonville	FL		15%	—	—	96.7%	94.4%	93.7%

TOTAL SOLD	1				—	—	96.7%	94.4%	93.7%

THIRD-PARTY MANAGED PROPERTIES
Hawthorn Groves	Orlando	FL		0%	328	344.4
CMS Carrollwood Assoc, LP	Tampa	FL		0%	244	286.1
CMS Colony Park	Mobile	AL		0%	201	129.6
CMS Hillcrest	Mobile	AL		0%	104	114.4
CMS McGehee Place	Montgomery	AL		0%	468	404.2
CMS Monte D’ro, LLC	Birmingham	AL		0%	200	295.8
CMS No. Ingle Assoc, LP	Macon	GA		0%	140	133.3
CMS Patio Assoc, LP	Auburn	AL		0%	240	179.0
CMS Rivermont	Murfreesboro	TN		0%	106	115.3
CMS Ski Lodge - Tuscaloosa	Tuscaloosa	AL		0%	304	273.1
CMS Spring Creek Assoc, LP	Macon	GA		0%	296	328.0
CMS Stonebridge Crossing	Cordova	TN		0%	500	450.0
PH Coursey Place	Baton Rouge	LA		0%	352	344.3
PH Harbour View	Chattanooga	TN		0%	308	323.4
PH Rocky Ridge	Douglasville	GA		0%	300	347.1

TOTAL MANAGED	15				4,091	4,068.1

3Q04	- 33 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy - Multifamily

		Avg	%	Total
Property	Location	Age	Own	Units	SF (000s)	3Q03	4Q03	1Q04	2Q04	3Q04	S-P
SUMMARY
				Occupancies Weighted for CLP% Owned
Consolidated	42			14,398	15,645.1	94.8%	92.9%	95.4%	96.0%	95.5%
Unconsolidated	17			5,297	5,151.7	92.8%	90.5%	93.2%	93.8%	94.4%

Subtotal - Current Portfolio	59			19,695	20,796.8	94.8%	92.9%	95.3%	95.9%	95.4%

Managed	15			4,091	4,068.1

Total Owned/Managed	74			23,786	24,864.9

Sold	1			—	—	96.7%	94.4%	93.7%

Occy Incl. Sold Assets	75					94.8%	92.9%	95.3%	95.9%	95.4%

By Property Type (Consolidated & Unconsolidated Assets)
Colonial Grands	33			11,624	12,881.3	94.8%	93.9%	95.7%	96.2%	95.8%
Colonial Villages	22			6,701	6,492.6	94.7%	91.6%	94.6%	95.4%	94.9%
Other	4			1,370	1,422.9			96.2%	95.7%	95.5%

Total Division	59			19,695	20,796.8	94.8%	92.9%	95.3%	95.9%	95.4%

Same-Property Occupancy
Same-Property Portfolio *	30			11,547	12,565.0	94.8%	93.0%	95.5%	96.1%	95.9%

Economic Occupancy
Same-Property Portfolio *	30			11,547	12,565.0	81.1%	79.8%	80.9%	81.7%	81.6%
Consolidated Assets	42			14,398	15,645
Unconsolidated Assets	17			5,297	5,152
Total Division	59			19,695	20,797	81.2%	79.8%	80.3%	80.7%	80.7%

* Same-property portfolio is adjusted historically to reflect the current same-property portfolio.

Notes:

CG = Colonial Grand Apartments, Class A; CV = Colonial Village Apartments, Class B

LU = Properties in lease-up; these properties are not included in occupancies for Subtotals or Summary Categories.

S = Current year same-property portfolio: property has been in service for a full calendar year. Partial-owned properties are not included.

3Q04	- 34 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy - Multifamily
Exposure By Market - Most Recent Quarter

		CONSOLIDATED			UNCONSOLIDATED			SUBTOTAL			MANAGED		TOTAL
		#	Units	Occy	#	Units	Occy	#	Units	Occy	#	Units	#	Units
Birmingham	AL	6	3,054	96.0%	6	1,833	96.7%	12	4,887	96.0%	1	200	13	5,087
Auburn	AL										1	240	1	240
Huntsville	AL	3	1,572	94.6%				3	1,572	94.6%			3	1,572
Mobile	AL	2	401	96.9%	2	498	89.4%	4	899	95.7%	2	305	6	1,204
Montgomery	AL	1	384	96.4%	1	160	94.4%	2	544	96.2%	1	468	3	1,012
Tuscaloosa	AL										1	304	1	304

ALABAMA		12	5,411	95.7%	9	2,491	94.8%	21	7,902	95.6%	6	1,517	27	9,419
Orlando	FL	9	2,825	96.3%				9	2,825	98.0%	1	328	10	3,153
Sarasota	FL	2	560	95.7%				2	560	95.7%			2	560
Bradenton	FL				2	716	96.4%	2	716	96.4%			2	716
Tampa	FL	1	316	0.0%	1	776	90.9%	2	1,092	90.9%	1	244	3	1,336
Gainesville	FL	1	560	99.3%				1	560	99.3%			1	560
Wesley Chapel	FL

FLORIDA		13	4,261	89.5%	3	1,492	94.2%	16	5,753	97.6%	2	572	18	6,325
Macon	GA	1	328	89.9%	1	176	96.0%	2	504	90.3%	2	436	4	940
Athens	GA	1	204	93.1%				1	204	93.1%			1	204
Atlanta	GA	5	1,091	94.8%				5	1,091	94.8%			5	1,091
Augusta	GA	1	256	95.0%				1	256	95.0%			1	256
Douglasville	GA										1	300	1	300
Savannah	GA	1	178	96.1%				1	178	96.1%			1	178
Stockbridge	GA				1	240	92.1%	1	240	92.1%			1	240

GEORGIA		9	2,057	93.9%	2	416	93.8%	11	2,473	93.9%	3	736	14	3,209
Baton Rouge	LA										1	352	1	352

LOUISIANA											1	352	1	352
Jackson	MS	2	498	96.3%				2	498	96.3%			2	498

MISSISSIPPI		2	498	96.3%				2	498	96.3%			2	498
Raleigh/Durham	NC	1	320	84.7%				1	320	84.7%			1	320

NORTH CAROLINA		1	320	84.7%				1	320	84.7%			1	320
Bluffton	SC	1	414	91.8%				1	414	91.8%			1	414
Greenville	SC	1	350	95.4%				1	350	95.4%			1	350

SOUTH CAROLINA		3	1,084	65.8%				3	1,084	93.4%			3	1,084
Austin	TX	2	765	93.2%	1	280	91.1%	3	1,045	93.1%			3	1,045
San Antonio	TX	1	322	94.7%				1	322	94.7%			1	322

TEXAS		3	1,087	93.7%	1	280	91.1%	4	1,367	93.5%			4	1,367
Chattanooga	TN										1	308	1	308
Cordova	TN										1	500	1	500
Murfreesboro	TN										1	106	1	106
Nashville	TN				2	618	95.1%	2	618	95.1%			2	618

TENNESSEE											3	914	3	914

TOTAL		42	14,398	95.5%	17	5,297	94.4%	59	19,695	95.4%	15	4,091	74	23,786

Note:

Occupancies for unconsolidated properties are weighted according to CLP’s percentage interest.

3Q04	- 35 -	NYSE:CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Office

NET OPERATING INCOME *(1)

($ in 000s)	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
Same-Property Portfolio *(2)
Divisional Revenues *(3)	22,193	24,714	22,278	22,391	91,576	22,019	21,899	22,953		66,871
Divisional Expenses	6,474	6,634	6,645	6,599	26,352	6,443	6,327	6,662		19,432

Divisional NOI	15,719	18,081	15,633	15,791	65,224	15,575	15,572	16,291		47,439

Divisional NOI Margin	70.8%	73.2%	70.2%	70.5%	71.2%	70.7%	71.1%	71.0%		70.9%
growth *(4)	-5.9%	-5.9%	-14.0%	-8.1%	-8.5%	-0.9%	-13.9%	4.2%		-4.0%

Same-Property without Terminations
Lease Terminations	(165)	(2,258)	(70)	(86)	(2,580)	(347)	(37)	(922)		(1,306)

Divisional NOI w/o Term.	15,554	15,823	15,562	15,705	62,644	15,228	15,535	15,369		46,132

growth w/o terminations	-3.7%	-3.7%	-4.8%	-6.9%	-4.8%	-2.1%	-1.8%	-1.2%		-1.7%

Same-Property growth without the effects of lease terminations is useful to investors as an additional indicator as to the Company’s operating performance because buyouts of commercial leases can fluctuate from quarter to quarter and year to year.

Total Portfolio
Divisional Revenues *(3)	22,669	25,124	22,685	22,975	93,452	24,016	24,187	25,174	73,377
Divisional Expenses	6,786	6,970	6,938	6,932	27,626	7,015	6,918	7,302	21,235

Divisional NOI	15,884	18,154	15,746	16,042	65,826	17,001	17,269	17,872	52,142

Divisional NOI Margin	70.1%	72.3%	69.4%	69.8%	70.4%	70.8%	71.4%	71.0%	71.1%
growth	51.1%	52.1%	-0.5%	-3.7%	19.8%	7.0%	-4.9%	13.5%	4.7%

Notes:

(1)	For more information regarding Office Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

(2)	The 2003 same-property data reflects results of the 2004 same-property portfolio, as adjusted for dispositions during year.

(3)	Straight-line rents are included.

(4)	The 2003 same-property growth reflects performance of the 2003 same-property portfolio.

SAME-PROPERTY RESULTS	DIVISION RESULTS

SUMMARY BY MARKET *(1)

		Total Office Division			Same-Property
							Increase/(Decrease) from Prior Year Period
		# of Wtd	% of Wtd	% of	# of Wtd	% of Wtd	Current Quarter			Year-to-Date
		SF (000)	SF	NOI	SF (000)	SF	Rev	Exp	NOI	Rev	Exp	NOI
Atlanta	GA	864	15.2%	17.1%	864	17.3%	10.8%	11.1%	10.6%	7.9%	2.4%	10.1%
Birmingham	AL	1,409	24.8%	25.1%	1,379	27.7%	-1.0%	-8.9%	2.3%	0.3%	-5.5%	2.7%
Huntsville	AL	1,357	23.8%	21.1%	869	17.4%	8.6%	4.2%	10.1%	4.1%	4.0%	4.2%
Montgomery	AL	264	4.6%	3.5%	264	5.3%	13.8%	-4.1%	28.3%	5.7%	-4.3%	12.7%
Orlando	FL	1,503	26.4%	29.2%	1,314	26.4%	-0.1%	2.3%	-1.1%	-16.4%	-2.3%	-21.4%
Tampa	FL	292	5.1%	4.1%	292	5.9%	-6.1%	-2.2%	-8.4%	-5.4%	-2.9%	-6.9%

Total		5,689	100.0%	100.0%	4,981	100.0%	3.0%	0.2%	4.2%	-3.3%	-1.6%	-4.0%

Notes:

(1) For more information regarding Office Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

3Q04	- 36 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Office

OPERATIONAL STATISTICS

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
Base Rent per SF - Straight Line (See Reconciliation Below)
Same-Property *(1)	$19.33	$19.02	$19.09	$19.30		$19.09	$19.10	$18.87
change	-0.1%	-3.7%	-1.0%	-5.3%		-1.2%	0.4%	-1.2%
Total Division *(2)	$19.29	$19.06	$19.08	$19.06		$18.39	$18.33	$18.12
change	6.6%	3.9%	1.7%	-3.8%		-4.7%	-3.8%	-5.0%
Base Rent per SF - Cash (See Reconciliation Below)
Same-Property *(1)	$18.76	$18.68	$18.58	$18.78		$18.42	$18.43	$18.30
change	-1.8%	-4.1%	-2.8%	-7.3%		-1.8%	-1.3%	-1.5%
Total Division *(2)	$18.71	$18.62	$18.52	$18.50		$17.49	$17.60	$17.63
change	5.0%	2.9%	0.7%	-4.8%		-6.5%	-5.5%	-4.8%
Base Rent per SF Reconciliation
Same-Property
Cash Rent per SF	$18.76	$18.68	$18.58	$18.78		$18.42	$18.43	$18.30
Effects of Concessions & Contractual Rent Increases	0.57	0.34	0.51	0.52		0.67	0.67	0.57

S-L Rents per SF - Consolidated	$19.33	$19.02	$19.09	$19.30		$19.09	$19.10	$18.87

Total Division
Cash Rent per SF	$18.71	$18.62	$18.52	$18.50		$17.49	$17.60	$17.63
Concess. & Contract. Rent Incr.	0.58	0.44	0.56	0.56		0.90	0.73	0.49

Straight-Lined Rents per SF	19.29	19.06	19.08	19.06		18.39	18.33	18.12

Effect of Unconsolidated Assets	(0.01)	(0.01)	(0.01)	(0.00)		—	—	—

S-L Rents per SF - Consolidated	$19.28	$19.05	$19.07	$19.06		$18.39	$18.33	$18.12

To Reconcilie to Total Division Rent
Div by: # of Qtrs In Yr	4	4	4	4		4	4	4
Mult by: Avg Occupied SF - Cons.	4,522	4,656	4,614	4,673		4,966	5,132	5,187

Revenue	$21,795	$22,172	$21,998	$22,265		$22,831	$23,518	$23,498

The Company believes that Cash Rents are a useful alternative measure of performance and a measure of current cash flow generated from a tenant. Unconsolidated assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:

(1) The 2003 same-property data reflects results of the 2004 same-property portfolio, as adjusted for dispositions during year.

(2) Total division statistics exclude properties in lease-up. Total Division statistics are reconciled to Consolidated Only above.

3Q04	- 37 -	NYSE: CLP

COLONIAL PROPERTIES TRUST

Portfolio Financial Summary - Office

OPERATIONAL STATISTICS CONT’D

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
Square Feet (in 000s)
Total SF	5,192	5,194	5,169	5,305	5,215	5,696	5,695	5,670		5,687
SF - Unconsolidated Assets	(10)	(10)	(10)	(10)	(10)	(10)	(10)	(10)		(10)

SF - Consolidated Assets	5,182	5,184	5,159	5,295	5,205	5,686	5,685	5,660		5,677
Capital Expenditures ($ in 000s) *(1)
Regular Maintenance	524	272	376	301	$1,473	396	178	334		$908
Revenue- Enhancing	—	—	—	—	—	—	—	—		—
Tenant Improvements	3,220	2,058	1,373	1,976	8,627	1,143	1,947	2,184		5,274
Leasing Commissions	505	543	1,055	593	2,696	779	1,393	794		2,966
Admin - Division	70	5	—	—	75	9	2	168		179

Total	4,319	2,878	2,804	2,870	12,871	2,327	3,520	3,480		9,327
Less: Unconsolidated Assets	—	—	—	—	—	—	—	—		—

Total - Consolidated Assets	$4,319	$2,878	$2,804	$2,870	$12,871	$2,327	$3,520	$3,480		$9,327

Capital Expenditures per SF
Regular Maintenance	$0.10	$0.05	$0.07	$0.06	$0.28	$0.07	$0.03	$0.06		$0.16
Revenue- Enhancing	—	—	—	—	—	—	—	—		—
Tenant Improvements	0.62	0.40	0.27	0.37	1.65	0.20	0.34	0.39		0.93
Leasing Commissions	0.10	0.10	0.20	0.11	0.52	0.14	0.24	0.14		0.52

Total	0.83	0.55	0.54	0.54	2.47	0.41	0.62	0.61		1.64

Total - Consolidated Assets	$0.83	$0.56	$0.54	$0.54	$2.47	$0.41	$0.62	$0.61		$1.64

Notes:

(1) See page 17 for a reconciliation to the Income Statement.

LEASE EXPIRATION SCHEDULE
(SF & $ in 000s)

		Consolidated Assets
		% of Leased		% of
	SF	SF	Rent	Total
2004	79	4%	$1,346	4%
2005	971	49%	15,264	49%
2006	749	38%	13,419	43%
2007	960	49%	17,482	57%
2008	460	23%	7,558	24%
2009 +	1,974	100%	30,881	100%

Total Leased SF	5,193		$85,950

TENANT CONCENTRATION
(SF in 000s)

			Consolidated Assets
			% of Total
		SF	Co. Rev
1	FISERV Solutions	282.7	1.7%
2	United HealthCare	156.5	1.0%
3	Veritas Software	146.2	0.9%
4	Healthplan Services	145.2	0.8%
5	Witness Systems	96.5	0.8%
6	Ace Insurance	98.1	0.7%
7	General Services Admin	132.8	0.6%
8	DRS Test and Energy Mgmt	215.5	0.5%
9	London Bridge	71.4	0.5%
10	AmSouth Bank	62.3	0.5%

3Q04	- 38 -	NYSE: CLP

COLONIAL PROPERTIES TRUST

Portfolio Financial Summary - Office

LEASING EXECUTION - CONSOLIDATED ASSETS

(SF in 000s; $ per SF)	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
Square Feet *(1)
Renewal	62.9	85.7	108.9	37.2	294.8	96.1	207.2	75.4		378.8
New	92.6	78.2	236.8	72.1	479.7	104.4	119.7	158.5		382.6
Development	17.7	41.8	102.9	9.7	172.1	13.6	3.6	12.3		29.5

Total	173.3	205.6	448.7	119.0	946.6	214.1	330.5	246.3		790.9

Annual Rent $- Straight Line
Renewal	$16.55	$18.09	$15.38	$17.26	$16.65	$17.13	$17.16	$15.74		$16.87
New	15.48	14.35	15.40	16.75	15.45	14.39	17.45	15.39		15.76
Development	19.37	20.51	19.69	23.65	20.08	21.24	20.01	20.34		20.72

Total	$16.27	$17.16	$16.38	$17.47	$16.66	$16.06	$17.30	$15.75		$16.48

Annual Rent $- Cash *(2)
Renewal	$15.98	$16.32	$12.76	$16.35	$14.94	$16.82	$16.22	$15.52		$16.23
New	13.39	12.06	10.95	8.82	11.28	10.94	14.53	13.86		13.27
Development	14.56	18.84	18.46	5.15	17.40	20.10	16.25	19.15		19.24

Total	$14.45	$15.21	$13.11	$10.88	$13.53	$14.16	$15.61	$14.63		$14.91

Concession $
Renewal	$0.24	$0.24	$0.83	$0.22	$0.45	$0.13	$0.10	$—		$0.09
New	1.73	2.50	0.73	1.86	1.38	3.21	3.91	5.19		4.25
Development	0.84	1.48	6.37	—	4.26	1.27	—	1.94		1.39

Total	$1.10	$1.35	$2.05	$1.19	$1.62	$1.71	$1.48	$3.44		$2.15

TI Committed $
Renewal	$5.08	$4.78	$6.05	$1.46	$4.90	$0.74	$3.97	$12.92		$4.93
New	14.10	14.89	19.39	14.15	16.85	12.46	16.58	16.41		15.38
Development	28.75	29.60	40.87	23.10	35.88	27.07	25.00	16.76		22.51

Total	$12.32	$13.67	$21.08	$10.91	$16.59	$8.13	$8.76	$15.35		$10.64

Leasing Commissions $
Renewal	$1.44	$1.71	$1.98	$0.60	$1.61	$0.16	$3.70	$0.66		$2.20
New	3.07	3.34	6.12	8.76	5.47	3.52	5.71	5.44		5.00
Development	5.43	4.43	6.30	3.05	5.57	2.70	6.14	2.78		3.15

Total	$2.72	$2.88	$5.15	$5.74	$4.29	$1.96	$4.45	$3.84		$3.59

Notes:

(1)	Square feet leased during the quarter.

(2)	First full year rent for square feet produced during the quarter.

The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
Cash Rents	$14.45	$15.21	$13.11	$10.88	$13.53	$14.16	$15.61	$14.63		$14.91
Concess. and Contract. Rent Incr.	1.82	1.95	3.26	6.60	3.13	1.90	1.69	1.12		1.57

Straight Line Rents	$16.27	$17.16	$16.38	$17.47	$16.66	$16.06	$17.30	$15.75		$16.48

3Q04	- 39 -	NYSE: CLP

COLONIAL PROPERTIES TRUST

Portfolio Occupancy - Office

			%
Property	Location		Own	SF - 000s	3Q03	4Q03	1Q04	2Q04	3Q04	S-P
CONSOLIDATED PROPERTIES
250 Commerce Center	Montgomery	AL		37.4	100.0%	100.0%	100.0%	100.0%	100.0%	S
901 Maitland	Orlando	FL		155.7	87.6%	95.4%	85.1%	67.5%	68.1%	S
AmSouth Center	Huntsville	AL		154.5	99.6%	91.4%	92.2%	95.2%	95.5%	S
Colonal Center at Colonnade	Birmingham	AL		421.4	97.1%	99.1%	98.5%	99.0%	98.4%	S
Colonial Center 100 at TownPark	Orlando	FL		153.6	100.0%	100.0%	99.1%	100.0%	100.0%	S
Colonial Center 200 at TownPark	Orlando	FL		154.7	LU	LU	88.8%	91.3%	95.4%
Colonial Center 600 at TownPark	Orlando	FL		199.6	100.0%	100.0%	100.0%	100.0%	100.0%	S
Colonial Center at Research Park	Huntsville	AL		133.5	89.0%	89.0%	100.0%	100.0%	100.0%	S
Colonial Center at Research Place	Huntsville	AL		272.6		100.0%	100.0%	100.0%	100.0%
Colonial Center Heathrow	Orlando	FL		804.8	94.0%	81.4%	80.7%	80.3%	84.0%	S
Colonial Center Lakeside	Huntsville	AL		121.5	100.0%	100.0%	100.0%	100.0%	100.0%	S
Colonial Center Mansell Overlook	Atlanta	GA		654.3	84.6%	84.6%	86.7%	91.1%	92.2%	S
Colonial Plaza	Birmingham	AL		170.9	99.7%	99.7%	99.7%	99.7%	96.1%	S
Colonial TownPark Office - Lifestyle	Orlando	FL		34.9			LU	LU	LU
Concourse Center	Tampa	FL		292.0	92.6%	91.4%	91.2%	91.3%	92.8%	S
DRS Building	Huntsville	AL		215.5			100.0%	100.0%	100.0%
Emmett R. Johnson Bldg	Birmingham	AL		165.1	88.5%	86.2%	86.6%	81.8%	84.1%	S
Independence Plaza	Birmingham	AL		106.2	96.3%	99.4%	99.4%	100.0%	100.0%	S
International Park	Birmingham	AL		210.7	97.5%	97.9%	98.2%	98.7%	98.7%	S
Interstate Park	Montgomery	AL		226.9	84.6%	84.6%	85.9%	89.9%	90.8%	S
Mansell 400 Business Park	Atlanta	GA		188.9	59.7%	50.8%	53.5%	59.6%	66.2%	S
Perimeter Corporate Park	Huntsville	AL		234.7	95.9%	93.3%	92.3%	94.3%	95.4%	S
Progress Center	Huntsville	AL		224.4	98.4%	99.1%	98.4%	95.5%	95.9%	S
Riverchase Center	Birmingham	AL		304.2	75.0%	81.4%	80.4%	84.6%	90.9%	S
Shoppes at Mansell	Atlanta	GA		20.9	100.0%	87.5%	100.0%	100.0%	100.0%	S

TOTAL CONSOLIDATED	25			5,658.9	91.4%	89.7%	89.9%	90.8%	92.2%

UNCONSOLIDATED PROPERTIES
Land Title Building	Birmingham	AL	33%	30.0	100.0%	100.0%	100.0%	100.0%	100.0%

TOTAL UNCONSOLIDATED	1			30.0
UNCONSOLIDATED WTD FOR CLP % OWNED				10	100.0%	100.0%	100.0%	100.0%	100.0%

3Q04	- 40 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy - Office

			%
Property	Location		Own	SF - 000s	3Q03	4Q03	1Q04	2Q04	3Q04	S-P
SOLD - LAST 5 QTRS
Village at Roswell Summit	Atlanta	GA		25.5	95.1%	84.6%	84.6%	84.6%

TOTAL SOLD	1			25.5	95.1%	84.6%	84.6%	84.6%

THIRD-PARTY MANAGED PROPERTIES
Beacon Ridge Tower	Birmingham	AL	0%	153.4
Concourse Riverchase	Birmingham	AL	0%	171.5
Grand Twin	Birmingham	AL	0%	90.2
HIBC Bldg 550	Orlando	FL	0%	125.9
HIBC Bldg 600	Orlando	FL	0%	125.2
International Park 2000	Birmingham	AL	0%	129.5
Interstate Park 700 & 800	Montgomery	AL	0%	43.4
Oxmoor Tower	Birmingham	AL	0%	86.8

TOTAL MANAGED	8			925.7

SUMMARY
				Occupancies Weighted for CLP % Owned
Consolidated	25			5,658.9	91.4%	89.7%	89.9%	90.8%	92.2%
Unconsolidated	1			30.0	100.0%	100.0%	100.0%	100.0%	100.0%

Subtotal - Current Portfolio	26			5,688.9	91.5%	89.7%	90.0%	90.9%	92.2%

Managed	8			925.7

Total Owned & Managed	34			6,614.6

Sold	1			25.5	95.1%	84.6%	84.6%	84.6%

Occupancy Total Including Sold Assets					91.5%	89.7%	89.9%	90.8%	92.2%

By Property Type (Consolidated & Unconsolidated Assets)
Suburban Office	22			5,296.1	90.8%	89.2%	89.5%	90.4%	91.9%
Central Business District	4			392.8	99.7%	96.3%	96.6%	97.9%	96.3%

Total Division	26			5,688.9	91.5%	89.7%	90.0%	90.9%	92.2%

Same-Property Occupancy
Same-Property Portfolio *	21			4,981.3	91.4%	89.1%	89.0%	89.9%	91.3%

*	Same-property portfolio is adjusted historically to reflect the current same-property portfolio.

3Q04	- 41 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy - Office
Exposure By Market - Most Recent Quarter

		CONSOLIDATED			UNCONSOLIDATED			SUBTOTAL			MANAGED		TOTAL
		#	SF	Occy	#	SF	Occy	#	SF	Occy	#	SF	#	SF
Birmingham	AL	6	1,379	94.9%	1	30	100.0%	7	1,409	95.0%	5	631	12	2,040
Huntsville	AL	7	1,357	98.0%				7	1,357	98.0%			7	1,357
Montgomery	AL	2	264	92.1%				2	264	92.1%	1	43	3	308

ALABAMA		15	3,000	96.1%	1	30	100.0%	16	3,030	96.1%	6	675	22	3,704
Orlando	FL	6	1,503	85.3%				6	1,503	87.4%	2	251	8	1,754
Tampa	FL	1	292	92.8%				1	292	92.8%			1	292

FLORIDA		7	1,795	86.6%				7	1,795	88.3%	2	251	9	2,046
Atlanta	GA	3	864	86.7%				3	864	86.7%			3	864

GEORGIA		3	864	86.7%				3	864	86.7%			3	864

TOTAL		25	5,659	92.2%	1	30	100.0%	26	5,689	92.2%	8	926	34	6,615

Note:
Occupancies for unconsolidated properties are weighted according to CLP’s percentage interest.

3Q04	- 42 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Retail

NET OPERATING INCOME *(1)

($ in 000s)	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
Same-Property Portfolio *(2)
Divisional Revenues *(3)	35,792	34,720	35,054	39,811	145,377	35,514	35,560	35,820		106,894
Divisional Expenses	10,403	10,623	10,758	10,786	42,570	10,089	10,818	11,264		32,171

Divisional NOI	25,389	24,096	24,296	29,025	102,807	25,425	24,742	24,556		74,724

Divisional NOI Margin	70.9%	69.4%	69.3%	72.9%	70.7%	71.6%	69.6%	68.6%		69.9%
growth *(4)	2.4%	-4.5%	0.1%	0.9%	-0.2%	0.1%	2.7%	1.1%		1.3%
Same-Property without Terminations
Lease Terminations	(471)	(154)	(191)	(107)	(923)	(144)	(602)	(62)		(808)

Divisional NOI w/o Term	24,918	23,942	24,105	28,918	101,884	25,281	24,140	24,494		73,916

growth w/o terminations	0.5%	-3.7%	2.3%	2.8%	0.5%	1.5%	0.8%	1.6%		1.3%

Same-Property growth without the effects of lease terminations is useful to investors as an additional indicator as to the Company’s operating performance because buyouts of commercial leases can fluctuate from quarter to quarter and year to year.

Same-Property - Consolidated Properties
NOI from Unconsolidated Assets	(1,811)	(1,769)	(1,727)	(2,207)	(7,514)	(1,903)	(1,737)	(1,890)		(5,530)

Divisional NOI - Consolidated	23,578	22,327	22,569	26,818	95,293	23,522	23,005	22,666		69,194

growth - consolidated properties						-0.2%	3.0%	0.4%		1.0%
Total Portfolio
Divisional Revenues *(3)	38,836	37,450	37,571	42,947	156,805	38,556	39,030	42,986		120,572
Divisional Expenses	11,623	11,877	11,891	12,249	47,640	11,357	12,285	13,585		37,227

Divisional NOI	27,213	25,572	25,680	30,698	109,164	27,198	26,746	29,401		83,345

Divisional NOI Margin	70.1%	68.3%	68.4%	71.5%	69.6%	70.5%	68.5%	68.4%		69.1%
growth	4.4%	-3.2%	-0.4%	-1.2%	-0.1%	-0.1%	4.6%	14.5%		6.2%

Notes:

(1) For more information regarding Retail Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

(2) The 2003 same-property data reflects results of the 2004 same-property portfolio, as adjusted for dispositions during year.

(3) Straight-line rents are included.

(4) The 2003 same-property growth reflects performance of the 2003 same-property portfolio.

SAME-PROPERTY RESULTS	DIVISION RESULTS

SUMMARY BY PROPERTY TYPE

	Total Division			Same-Property
						Increase/(Decrease) from Prior Year Period
	# of Wtd	% of Wtd	% of	# of Wtd	% of Wtd	Current Quarter			Year-to-Date
	SF (000)	SF	NOI	SF (000)	SF	Rev	Exp	NOI	Rev	Exp	NOI
Malls	7,849	58.8%	60.6%	7,573	65.4%	1.3%	4.3%	-0.2%	0.6%	1.4%	0.3%
Shopping Centers	5,500	41.2%	39.4%	4,003	34.6%	4.8%	6.5%	4.3%	3.0%	0.5%	3.8%

Total	13,349	100.0%	100.0%	11,576	100.0%	2.2%	4.7%	1.1%	1.3%	1.2%	1.3%

Notes: (1) Includes both consolidated and unconsolidated properties. See page 10 for Reconcilation to Income Statement.

3Q04	- 43 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Retail

OPERATIONAL STATISTICS

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
MALLS
Base Rent per SF - Straight Line *(3) (See Reconciliation Below)
Same-Property *(1)	$22.29	$22.48	$22.54	$22.13		$22.26	$23.02	$23.86
change	1.2%	1.3%	0.9%	1.8%		-0.1%	2.4%	5.9%
Total Division *(2)	$22.21	$22.41	$22.42	$22.06		$22.15	$22.89	$23.71
change	1.2%	1.3%	0.9%	-0.7%		-0.3%	2.1%	5.8%
Base Rent per SF - Cash *(3) (See Reconciliation Below)
Same-Property *(1)	$22.25	$22.43	$22.50	$22.12		$22.25	$22.93	$23.63
change	1.5%	1.5%	1.1%	2.2%		0.0%	2.2%	5.0%
Total Division *(2)	$22.14	$22.32	$22.39	$22.05		$22.14	$22.81	$23.50
change	1.5%	1.5%	1.1%	-0.2%		0.0%	2.2%	5.0%
Base Rent per SF Reconciliation from Cash Rents to Straight Line
Same-Property
Cash Rent per SF	$22.25	$22.43	$22.50	$22.12		$22.25	$22.93	$23.63
Effects of Concessions & Contractual Rent Increases	0.04	0.05	0.04	0.01		0.01	0.09	0.23

Straight-Line Rent per SF	22.29	22.48	22.54	22.13		22.26	23.02	23.86

Effect of Unconsolidated Assets	(0.62)	(0.60)	(0.66)	(0.10)		(0.08)	(0.85)	(1.52)

S-L Rents per SF(Ten<10K) - Consolidated	$21.67	$21.88	$21.88	$22.03		$22.18	$22.17	$22.34

Total Division
Cash Rent per SF	$22.14	$22.32	$22.39	$22.05		$22.14	$22.81	$23.50
Concess & Contract. Rent Incr.	0.07	0.09	0.03	0.01		0.01	0.08	0.21

Straight-Line Rent per SF	22.21	22.41	22.42	22.06		22.15	22.89	23.71

Effect of Unconsolidated Assets	(0.59)	(0.59)	(0.63)	(0.09)		(0.53)	(0.82)	(1.47)

S-L Rents per SF(Ten<10K) - Consolidated	$21.62	$21.82	$21.79	$21.97		$21.62	$22.07	$22.24

To Reconcilie to Total Mall Minimum Rent
Less: Effects of Ten>10K	(11.98)	(12.26)	(12.27)	(12.50)		(11.75)	(12.51)	(12.87)

S-L Rents for Malls - Consolidated	9.64	9.56	9.52	9.47		9.87	9.56	9.37
Div by: # of Qtrs In Yr	4	4	4	4		4	4	4
Mult by: Avg Occupied SF - Consolidated	6,243	6,246	6,243	6,404		6,301	6,279	6,348

Minimum Rents	$15,045	$14,925	$14,851	$15,158		$15,540	$15,003	$14,877

The Company believes that Cash Rents is useful to investors as an alternative measure of performance and a measure of current cash flow generated from a tenant. Uncons. assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:

(1)	The 2003 same-property data reflects results of the 2004 same-property portfolio, as adjusted for dispositions during year.

(2)	Total division statistics exclude properties in lease-up.

(3)	Includes unconsolidated partnerships and joint ventures which the Company manages. Excludes tenants greater than 10,000 sf, percentage of sales tenants, and temporary tenants. Base Rents have been restated to reflect the straight line rent for acquisitions for the period acquired forward, and % ownership of unconsol.

3Q04	- 44 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Retail

OPERATIONAL STATISTICS CONT’D

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
SHOPPING CENTERS
Base Rent per SF - Straight Line *(3) (See Reconciliation Below)
Same-Property *(1)	$13.48	$13.41	$13.55	$13.66		$13.70	$13.76	$14.33
change	3.5%	1.8%	1.0%	0.5%		1.6%	2.6%	5.8%
Total Division *(2)	$13.30	$13.21	$13.40	$14.38		$14.31	$14.58	$16.53
change	2.0%	0.3%	0.6%	6.9%		7.6%	10.4%	23.4%
Base Rent per SF - Cash *(3) (See Reconciliation Below)
Same-Property *(1)	$13.47	$13.40	$13.56	$13.66		$13.70	$13.75	$14.34
change	3.4%	1.8%	1.0%	0.2%		1.7%	2.6%	5.8%
Total Division *(2)	$13.30	$13.21	$13.41	$14.35		$14.28	$14.53	$16.41
change	1.8%	-0.1%	0.4%	6.3%		7.4%	10.0%	22.4%
Base Rent per SF Reconciliation from Cash Rents to Straight Line
Same-Property
Cash Rent per SF	$13.47	$13.40	$13.56	$13.66		$13.70	$13.75	$14.34
Effects of Concessions & Contractual Rent Increases	0.01	0.01	(0.01)	—		—	0.01	(0.01)

Straight-Line Rent per SF	13.48	13.41	13.55	13.66		13.70	13.76	14.33

Effect of Unconsolidated Assets	(0.04)	(0.05)	(0.04)	(0.04)		(0.04)	(0.04)	(0.38)

S-L Rents per SF - Consolidated	$13.44	$13.36	$13.51	$13.62		$13.66	$13.72	$13.95

Total Division
Cash Rent per SF	$13.30	$13.21	$13.41	$14.35		$14.28	$14.53	$16.41
Concess. & Contract. Rent Incr.	—	—	(0.01)	0.03		0.03	0.05	0.12

Straight-Line Rent per SF	13.30	13.21	13.40	14.38		14.31	14.58	16.53

Unconsolidated Assets	(0.04)	(0.04)	(0.04)	(0.02)		(0.03)	(0.02)	(0.06)

S-L Rents per SF - Consolidated	$13.26	$13.17	$13.36	$14.36		$14.28	$14.56	$16.47

To Reconcilie to Total Center Minimum Rent
Less: Effects of Ten > 10K	(3.87)	(4.03)	(4.27)	(5.29)		(4.68)	(5.54)	(6.23)

S-L Rents for Centers - Consolidated	9.39	9.14	9.09	9.07		9.60	9.02	10.24
Div by: # of Qtrs in Yr	4	4	4	4		4	4	4
Mult by: Avg Occupied SF - Consolidated	3,520	3,390	3,369	3,483		3,421	3,855	4,402

Minimum Rents	$8,259	$7,747	$7,657	$7,899		$8,212	$8,692	$11,271

The Company believes that Cash Rents are a useful alternative measure of performance and a measure of current cash flow generated from a tenant. Uncons. assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:

(1)	The 2003 same-property data reflects results of the 2004 same-property portfolio, as adjusted for dispositions during year.

(2)	Total division statistics exclude properties in lease-up.

(3)	Includes unconsolidated partnerships and joint ventures which the Company manages. Excludes tenants greater than 10,000 sf, percentage of sales tenants, and temporary tenants. Base Rents have been restated to reflect the straight line rent for acquisitions for the period acquired forward, and % ownership of unconsol.

3Q04	- 45 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Retail

TENANT PERFORMANCE *(1)

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
CONSOLIDATED & UNCONSOLIDATED ASSETS
MALLS
Occupancy Costs *(2)	11.8%	11.7%	11.6%	11.8%		11.8%	11.6%	11.7%
Gross Sales per SF *(3)
Same-Property *(4)	$268.50	$268.83	$271.36	$273.63		$278.28	$275.93	$276.79
change	-1.4%	-0.5%	0.9%	2.8%		3.6%	2.6%	2.0%
Total Division *(5)	$267.31	$268.49	$270.39	$270.23		$274.37	$275.56	$272.35
change	-1.4%	-0.5%	0.9%	1.2%		2.6%	2.6%	0.7%
CONSOLIDATED ASSETS
MALLS
Occupancy Costs *(2)	11.3%	11.2%	11.1%	11.0%		10.9%	10.9%	10.9%
Gross Sales per SF *(3)
Same-Property *(4)	$266.94	$267.58	$271.87	$272.67		$276.90	$277.98	$274.10
change						3.7%	3.9%	0.8%
Total Division *(5)	$267.50	$268.02	$271.90	$272.79		$276.54	$277.43	$273.66
change						3.4%	3.5%	0.6%
CONSOLIDATED & UNCONSOLIDATED ASSETS
SHOPPING CENTERS
Occupancy Costs *(2)	9.9%	10.1%	10.3%	10.3%		10.2%	10.3%	9.8%
Gross Sales per SF *(3)
Same-Property *(4)	$222.35	$221.20	$218.65	$220.75		$221.30	$219.41	$220.42
change	1.8%	1.5%	1.5%	6.5%		-0.5%	-0.8%	0.8%
Total Division *(5)	$223.01	$222.08	$218.38	$220.64		$224.09	$221.97	$214.53
change	0.0%	-4.0%	-4.5%	0.8%		0.5%	0.0%	-1.8%
CONSOLIDATED ASSETS
SHOPPING CENTERS
Occupancy Costs *(2)	9.9%	10.0%	10.0%	10.0%		10.0%	10.0%	9.7%
Gross Sales per SF *(3)
Same-Property *(4)	$220.88	$219.44	$218.87	$221.10		$220.71	$218.50	$219.44
change						-0.1%	-0.4%	0.3%
Total Division *(5)	$221.71	$220.52	$218.56	$220.95		$223.73	$221.30	$213.32
change						0.9%	0.4%	-2.4%

Notes:

(1)	Tenant Performance statistics are provided by tenants. Due to late-reporting tenants, historical Tenant Performance data may change as the information is received and incorporated in the statistics.

(2)	Includes all reporting tenants less than 10,000 square feet.

(3)	Includes all reporting tenants less than 10,000 square feet for malls and all reporting tenants for shopping centers.

(4)	The 2003 same-property data reflects results of the 2004 same-property portfolio, as adjusted for dispositions during year; excludes Parkway Place and Colonial University Village.

(5)	Total division statistics exclude properties in lease-up.

3Q04	- 46 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Retail

CAPEX SUMMARY

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
Square Feet (in 000s)
Total SF	11,541	11,546	11,574	11,629	11,573	11,473	11,945	12,623		12,014
SF - Unconsolidated Assets	(531)	(531)	(531)	(531)	(531)	(531)	(531)	(510)		(524)

SF - Consolidated Assets	11,010	11,015	11,043	11,098	11,042	10,942	11,414	12,113		11,490
Capital Expenditures ($ in 000s) *(1)
Regular Maintenance	$621	$613	$669	$1,145	$3,048	$416	$1,126	$676		$2,218
Revenue- Enhancing	334	929	471	734	2,468	94	713	236		1,043
Tenant Improvements	1,545	3,384	474	2,450	7,853	600	2,598	6,233		9,431
Leasing Commissions	255	347	418	868	1,888	284	705	411		1,400
Admin - Division	18	190	5	35	248	3	73	12		88

Total	2,773	5,463	2,037	5,232	15,505	1,397	5,215	7,568		14,180
Less: Unconsolidated Assets	(665)	(707)	(545)	(1,774)	(3,691)	(90)	(34)	(411)		(535)

Total - Consolidated Assets	$2,108	$4,756	$1,492	$3,458	$11,814	$1,307	$5,181	$7,157		$13,645

Capital Expenditures per SF
Regular Maintenance	$0.05	$0.05	$0.06	$0.10	$0.26	$0.04	$0.09	$0.05		$0.18
Revenue- Enhancing	0.03	0.08	0.04	0.06	0.21	0.01	0.06	0.02		0.09
Tenant Improvements	0.13	0.29	0.04	0.21	0.68	0.05	0.22	0.49		0.79
Leasing Commissions	0.02	0.03	0.04	0.07	0.16	0.02	0.06	0.03		0.12

Total	0.24	0.47	0.18	0.45	1.34	0.12	0.44	0.60		1.18
Total - Consolidated Assets	$0.19	$0.43	$0.14	$0.31	$1.07	$0.12	$0.45	$0.59		$1.19

Notes:

(1)	Capital Expenditures includes unconsolidated subsidiary properties. See page 17 for a reconciliation to the Income Statement.

LEASE EXPIRATION SCHEDULE
(SF & $ in 000s)

	Total Consolidated & Unconsolidated Assets				Consolidated Assets Only
		% of Leased		% of		% of Leased		% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2004	315	3%	$4,230	3%	388	3%	$5,145	5%
2005	848	7%	13,465	11%	927	8%	13,235	12%
2006	1,346	11%	14,144	12%	1,320	12%	13,129	12%
2007	1,404	12%	14,622	12%	1,324	12%	12,725	11%
2008	1,067	9%	9,948	8%	1,039	9%	9,294	8%
2009+	6,743	58%	66,005	54%	6,099	55%	59,031	52%

Total Leased SF	11,723		122,414		11,098		112,559

TENANT CONCENTRATION
(SF in 000s)

		Total Consolidated & Unconsolidated Assets
			% of Total
		SF	Co. Rev
1	The Limited, Inc.	326	1.7%
2	JC Penney Co., Inc.	1,216	1.1%
3	Saks Inc.	600	1.0%
4	Publix Super Markets	253	0.6%
5	Footlocker	111	0.6%
6	Belk, Inc.	1,000	0.6%
7	Sears, Roebuck & Co	1,253	0.6%
8	Shoe Show, Inc.	123	0.5%
9	Wal-Mart Stores, Inc.	523	0.5%
10	Books-A-Million	165	0.5%

Consolidated Assets Only
			% of Total
		SF	Co. Rev
1	The Limited, Inc.	249	1.2%
2	JC Penney Co., Inc.	600	1.0%
3	Saks Inc.	1,094	0.9%
4	Belk, Inc.	1,000	0.6%
5	Sears, Roebuck & Co	1,097	0.6%
6	Shoe Show, Inc.	123	0.5%
7	Publix Super Markets	208	0.5%
8	Wal-Mart Stores, Inc.	307	0.5%
9	Footlocker	99	0.5%
10	Gap, Inc.	152	0.4%

3Q04	- 47 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Retail

LEASING EXECUTION - TOTAL (MALLS & SHOPPING CENTERS) - CONSOLIDATED & UNCONSOLIDATED ASSETS

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
(SF in 000s; $ per SF)
Square Feet *(1)
Renewal	247	62	79	50	438	286	184	85		555
New	39	156	122	59	376	83	127	230		440
Development	128	167	42	25	362	77	129	49		256

Total	414	385	243	134	1,176	445	441	365		1,251

Annual Rent $ - Straight Line
Total	$6.93	$11.35	$16.36	$18.91	$11.69	$12.89	$13.63	$14.50		$13.62

Annual Rent $ - Cash *(2)
Renewal	$5.32	$18.32	$15.13	$18.46	$10.43	$9.53	$11.26	$17.67		$11.36
New	16.21	14.51	14.44	16.02	14.90	18.69	12.19	11.67		13.14
Development	7.01	5.68	21.76	24.04	9.28	17.95	16.89	19.38		17.69

Total	$6.87	$11.29	$15.93	$18.43	$11.51	$12.68	$13.18	$14.12		$13.28

TI Committed $
Renewal	$—	$0.16	$—	$—	$0.02	$1.67	$0.03	$0.11		$0.89
New	25.38	55.80	28.18	6.42	35.94	32.39	35.34	33.52		33.84
Development	89.06	1.02	19.45	7.36	34.73	6.31	51.03	4.76		28.63

Total	$29.93	$23.08	$17.51	$4.20	$22.19	$8.17	$25.23	$21.82		$18.16

Leasing Commissions $
Renewal	$0.19	$0.60	$0.77	$0.42	$0.38	$0.45	$0.68	$0.78		$0.58
New	2.90	4.91	3.52	2.20	3.83	4.32	1.96	2.45		2.66
Development	1.93	1.54	2.45	2.64	1.86	2.78	2.80	1.70		2.58

Total	$0.98	$2.75	$2.44	$1.62	$1.94	$1.57	$1.67	$1.96		$1.72

Notes:

(1)	Square feet leased during the quarter.

(2)	First full year rent for square feet produced during the quarter.

The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
Cash Rents	$6.87	$11.29	$15.93	$18.43	$11.51	$12.68	$13.18	$14.12		$13.28
Concessions and Contr. Rent Incr.	0.07	0.06	0.43	0.49	0.19	0.21	0.45	0.39		0.34

Straight Line Rents	$6.93	$11.35	$16.36	$18.91	$11.69	$12.89	$13.63	$14.50		$13.62

3Q04	- 48 -	NYSE: CLP

COLONIAL PROPERTIES TRUST

Portfolio Financial summary - Retail

LEASING EXECUTION - TOTAL (MALLS & SHOPPING CENTERS) - CONSOLIDATED ASSETS

(SF in 000s; $ per SF)	1Q03	2Q03	3Q03	4Q03	FYE’03	1Q04	2Q04	3Q04	4Q04	YTD’04
Square Feet *(1)
Renewal						286	178	85		549
New						78	117	227		422
Development						59	44	42		145

Total						423	339	354		1,116

Annual Rent $ - Straight Line
Total						$12.42	$12.07	$14.15		$12.87

Annual Rent $ - Cash *(2)
Renewal						$9.53	$10.91	$17.67		$11.24
New						18.88	11.85	11.65		13.04
Development						16.52	15.63	17.32		16.48

Total						$12.23	$11.85	$13.77		$12.60

TI Committed $
Renewal						$1.67	$—	$0.11		$0.89
New						34.19	37.55	33.99		35.01
Development						1.03	34.18	5.03		12.25

Total						$7.56	$17.41	$22.41		$15.27

Leasing Commissions $
Renewal						$0.45	$0.57	$0.78		$0.54
New						4.53	1.76	2.50		2.67
Development						2.57	2.75	1.44		2.30

Total						$1.50	$1.26	$1.96		$1.57

Notes:

(1)	Square feet leased during the quarter.

(2)	First full year rent for square feet produced during the quarter.

The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q04	2Q04	3Q04	4Q04	YTD’04
Cash Rents	$12.23	$11.85	$13.77		$12.60
Concessions and Contr. Rent Incr.	0.20	0.22	0.38		0.26

Straight Line Rents	$12.42	$12.07	$14.15		$12.87

3Q04	-49-	NYSE:CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy - Retail

		%		Total	Anchor	CLP
Property	Location	Own		SF (000s)	Owned	SF (000s)	3Q03	4Q03	1Q04	2Q04	3Q04	S-P
CONSOLIDATED PROPERTIES
Britt David Shopping Ctr	Columbus	GA		109.6	—	109.6	68.7%	68.7%	68.7%	68.7%	68.7%	S
Brookwood Village Ctr	Birmingham	AL		88.2	—	88.2	98.3%	93.0%	93.0%	93.0%	93.0%	S
CM Bel Air	Mobile	AL		1,334.8	334.0	1,000.8	97.3%	97.3%	95.1%	94.3%	95.4%	S
CM Burlington	Burlington	NC		415.0	—	415.0	94.8%	96.0%	95.8%	96.9%	97.1%	S
CM Decatur	Huntsville	AL		576.0	80.9	495.1	86.0%	87.3%	86.5%	85.7%	86.1%	S
CM Gadsden	Gadsden	AL		517.0	—	517.0	88.3%	96.5%	96.4%	96.2%	96.6%	S
CM Glynn Place	Brunswick	GA		507.5	225.6	282.0	62.8%	60.2%	60.2%	60.3%	59.4%	S
CM Greenville	Greenville	NC		450.1	46.1	404.0	94.6%	93.4%	92.9%	96.8%	95.9%	S
CM Lakeshore	Gainesville	GA		518.3	—	518.3	91.3%	92.4%	90.6%	92.0%	91.4%	S
CM Macon	Macon	GA		1,446.4	682.2	764.2	93.6%	94.4%	93.5%	93.1%	93.6%	S
CM Mayberry	Mount Airy	NC		206.9	57.8	149.0	97.5%	97.5%	96.0%	99.0%	99.0%	S
CM Myrtle Beach	Myrtle Beach	SC		503.8	—	503.8	76.1%	96.4%	93.1%	93.4%	91.6%	S
CM Staunton	Staunton	VA		423.3	—	423.3	80.9%	81.3%	84.4%	84.0%	98.3%	S
CM Temple	Temple	TX		555.3	109.0	446.3	87.4%	87.9%	87.9%	87.5%	88.7%	S
CM Valdosta	Valdosta	GA		398.9	73.7	325.2	93.4%	94.6%	93.0%	97.5%	95.8%	S
Colonial Brookwood Village	Birmingham	AL		600.7	232.0	368.7	90.8%	91.0%	90.8%	93.1%	94.4%	S
Colonial Shoppes Clay	Birmingham	AL		66.3	—	66.3	49.0%	63.3%	88.2%	93.0%	91.5%	S
Colonial University Village	Auburn	AL		276.1	—	276.1	93.4%	95.1%	94.4%	86.6%	87.3%
CP Beechwood	Athens	GA		339.1	—	339.1	71.0%	74.0%	74.5%	76.2%	76.2%	S
CP Boulevard Square	Ft. Meyers	FL		78.9	—	78.9					100.0%
CP Burnt Store	Punta Gorda	FL		198.8	—	198.8	44.8%	44.8%	44.8%	43.9%	45.1%	S
CP Deerfield	Deerfield Beach	FL		378.7	—	378.7					98.0%
CP Hunter’s Creek	Orlando	FL		222.1	—	222.1	50.6%	50.6%	51.5%	50.9%	50.0%	S
CP Lakewood	Jacksonville	FL		195.2	—	195.2	91.1%	93.6%	93.6%	94.0%	93.7%	S
CP Montgomery	Montgomery	AL		209.1	44.0	165.1	97.1%	95.2%	96.5%	95.9%	94.9%	S
CP Montgomery North	Montgomery	AL		209.9	101.8	108.1	95.9%	95.9%	95.9%	95.9%	95.9%	S
CP Northdale	Tampa	FL		230.9	55.0	175.9	95.2%	95.2%	98.0%	97.5%	97.5%	S
CP Pembroke Pines	Pembroke Pines	FL		220.7	—	220.7					94.3%
CP TownPark	Orlando	FL		146.5	—	146.5		LU	LU	LU	LU
CP Trussville	Birmingham	AL		388.3	—	388.3	100.0%	100.0%	100.0%	100.0%	97.7%	S
CP Trussville II	Birmingham	AL		58.3	—	58.3			LU	LU	LU
CP Tutwiler Farm	Birmingham	AL		514.1	—	514.1	100.0%	100.0%	99.6%	100.0%	100.0%	S
CP Wekiva	Orlando	FL		208.6	—	208.6	96.4%	97.8%	89.8%	87.9%	83.3%	S
CP Winter Haven	Orlando	FL		197.5	—	197.5	93.8%	93.2%	92.4%	89.8%	74.9%	S
CS Bear Lake	Orlando	FL		131.6	—	131.6	91.1%	92.5%	92.5%	92.5%	91.9%	S
CS Bellwood	Montgomery	AL		88.5	—	88.5	91.7%	89.6%	91.2%	96.7%	96.7%	S
CS McGehee	Montgomery	AL		98.3	—	98.3	81.3%	86.7%	79.2%	79.4%	79.4%	S
CS Plaza Pines	Pembroke Pines	FL		68.2	—	68.2					100.0%
CS Quaker Village	Greensboro	NC		102.2	—	102.2	92.6%	86.4%	87.7%	87.7%	80.2%	S
CS Yadkinville	Yadkinville	NC		90.9	—	90.9	100.0%	100.0%	100.0%	96.5%	94.7%	S
Kingwood Commons	Houston	TX		164.4	—	164.4				80.4%	82.7%
Old Town Shopping Ctr	Montgomery	AL		38.8	—	38.8	48.4%	52.2%	59.4%	61.3%	61.3%	S
Rivermont Shopping Ctr	Chattanooga	TN		73.5	—	73.5	87.3%	96.8%	98.6%	100.0%	100.0%	S
Shops at Colonnade	Birmingham	AL		126.6	—	126.6	53.9%	50.0%	50.0%	50.0%	50.0%	S
Village on the Parkway	Dallas	TX	90%	381.2	—	381.2				93.8%	96.2%

TOTAL CONSOLIDATED	45			14,154.8	2,042.0	12,112.8	86.9%	89.6%	89.0%	89.2%	89.8%

UNCONSOLIDATED PROPERTIES
CP Hoover	Birmingham	AL	10%	380.6	215.8	164.8	98.3%	98.1%	97.3%	98.8%	98.8%	S
CP Madison	Huntsville	AL	25%	110.7	—	110.7	100.0%	100.0%	98.6%	100.0%	100.0%	S
Orlando Fashion Square	Orlando	FL	50%	1,041.7	361.4	680.3	87.6%	92.3%	89.5%	88.9%	92.9%	S
Parkway Place	Huntsville	AL	45%	628.2	348.2	280.1	79.8%	79.8%	77.3%	81.2%	81.2%	S

TOTAL UNCONSOLIDATED	4			2,161.3	925.4	1,235.9

UNCONSOLIDATED WTD FOR CLP % OWNED				869.3		510.3	87.1%	91.0%	88.7%	88.0%	90.6%

3Q04	- 50 -	NYSE: CLP

COLONIAL PROPERTIES TRUST

Portfolio Occupancy - Retail

			%		Total	Anchor	CLP
Property	Location		Own		SF (000s)	Owned	SF (000s)	3Q03	4Q03	1Q04	2Q04	3Q04	S-P
SOLD - LAST 5 QTRS
Bel Air Village	Mobile		AL		86.0	—	86.0	10.6%
CP University Park I	Orlando		FL		215.6	—	215.6	81.8%	81.8%
CS Inverness	Birmingham		AL		28.2	—	28.2	42.8%	49.2%	49.2%	49.2%		S
CS Stanly	Locust		NC		47.1	—	47.1	82.0%	100.0%	100.0%	100.0%		S

TOTAL SOLD	4				376.9	—	376.9	62.7%	81.6%	80.9%	80.9%	0.0%

THIRD-PARTY MANAGED PROPERTIES
Calico Corner	Birmingham		AL	0%	5.5		5.5
Hoover Commons	Birmingham		AL	0%	196.8		196.8
Meadowbrook Place	Huntsville		AL	0%	68.0		68.0
Plaza Centre	Madison		AL	0%	82.0		82.0

TOTAL MANAGED	4				352.3		352.3

SUMMARY
								Occupancies Weighted for CLP % Owned
Consolidated		45			14,154.8	2,042.0	12,112.8	86.9%	89.6%	89.0%	89.2%	89.8%
Unconsolidated		4			2,161.3	925.4	1,235.9	87.1%	91.0%	88.7%	88.0%	90.6%

Subtotal - Current Portfolio		49			16,316.1	2,967.4	13,348.7	87.0%	89.8%	89.0%	89.1%	89.9%

Managed		4			352.3	—	352.3

Total Owned & Managed		53			16,668.4	2,967.4	13,701.0

Sold		4			376.9	—	376.9	62.7%	81.6%	80.9%	80.9%	0.0%

Occupancy Total Including Sold Assets								86.2%	89.6%	88.9%	89.0%	89.3%

By Property Type (Consolidated & Unconsolidated Assets)
Regional Malls		17			10,399.9	2,550.8	7,849.1	88.9%	91.5%	90.4%	90.9%	92.0%
Shopping Centers		32			5,916.2	416.6	5,499.6	82.9%	86.3%	86.2%	86.0%	86.8%

Total Division		49			16,316.1	2,967.4	13,348.7	87.0%	89.8%	89.0%	89.1%	89.9%

Same-Property Occupancy

Same-Property Portfolio *		40			14,543.2	2,967.4	11,575.8	86.7%	89.6%	88.8%	89.1%	89.3%

* Same-property portfolio is adjusted historically to reflect the current same-property portfolio.

3Q04	- 51 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy - Retail
Exposure By Market - Most Recent Quarter

		CONSOLIDATED			UNCONSOLIDATED			SUBTOTAL			MANAGED		TOTAL
		#	SF	Occy	#	SF	Occy	#	SF	Occy	#	SF	#	SF
Birmingham	AL	7	1,611	89.9%	1	165	98.8%	8	1,775	93.3%	2	202	10	1,978
Auburn	AL	1	276	87.3%				1	276	87.3%			1	276
Huntsville	AL	1	495	86.1%	2	391	84.6%	3	886	85.7%	1	68	4	954
Madison	AL										1	82	1	82
Mobile	AL	1	1,001	95.4%				1	1,001	95.4%			1	1,001
Montgomery	AL	5	499	89.8%				5	499	89.8%			5	499
Gadsden	AL	1	517	96.6%				1	517	96.6%			1	517

ALABAMA		16	4,398	91.3%	3	556	86.0%	19	4,954	92.3%	4	352	23	5,306
Orlando	FL	5	906	61.1%	1	680	92.9%	6	1,587	79.1%			6	1,587
Tampa	FL	1	176	97.5%				1	176	97.5%			1	176
Ft. Meyers	FL	1	79	100.0%				1	79	100.0%			1	79
Deerfield Beach	FL	1	379	98.0%				1	379	98.0%			1	379
Pembroke Pines	FL	2	289	95.6%				2	289	95.6%			2	289
Jacksonville	FL	1	195	93.7%				1	195	93.7%			1	195
Punta Gorda	FL	1	199	45.1%				1	199	45.1%			1	199

FLORIDA		12	2,223	77.6%	1	680	92.9%	13	2,903	84.4%			13	2,903
Columbus	GA	1	110	68.7%				1	110	68.7%			1	110
Brunswick	GA	1	282	59.4%				1	282	59.4%			1	282
Gainesville	GA	1	518	91.4%				1	518	91.4%			1	518
Valdosta	GA	1	325	95.8%				1	325	95.8%			1	325
Athens	GA	1	339	76.2%				1	339	76.2%			1	339
Macon	GA	1	764	93.6%				1	764	93.6%			1	764

GEORGIA		6	2,338	85.6%				6	2,338	85.6%			6	2,338
Burlington	NC	1	415	97.1%				1	415	97.1%			1	415
Greensboro	NC	1	102	80.2%				1	102	80.2%			1	102
Locust	NC
Yadkinville	NC	1	91	94.7%				1	91	94.7%			1	91
Mount Airy	NC	1	149	99.0%				1	149	99.0%			1	149
Greenville	NC	1	404	95.9%				1	404	95.9%			1	404

NORTH CAROLINA		5	1,161	95.3%				5	1,161	95.3%			5	1,161
Myrtle Beach	SC	1	504	91.6%				1	504	91.6%			1	504

SOUTH CAROLINA		4	1,148	40.2%				4	1,148	91.6%			4	1,148
Chattanooga	TN	1	73	100.0%				1	73	100.0%			1	73

TENNESSEE		1	73	100.0%				1	73	100.0%			1	73
Dallas	TX	1	381	96.2%				1	381	96.2%			1	381
Houston	TX	1	164	82.7%				1	164	82.7%			1	164
Temple	TX	1	446	88.7%				1	446	88.7%			1	446

TEXAS		3	992	90.6%				3	992	90.6%			3	992
Staunton	VA	1	423	98.3%				1	423	98.3%			1	423

VIRGINIA		1	423	98.3%				1	423	98.3%			1	423

TOTAL		45	12,113	89.8%	4	1,236	90.6%	49	13,349	89.9%	4	352	53	13,701

Note:

Occupancies for unconsolidated properties are weighted according to CLP’s percentage interest.

3Q04	- 52 -	NYSE:CLP

COLONIAL PROPERTIES TRUST
Market Demographics

Source: Woods & Poole Economics

		POPULATION			JOB GROWTH		HOUSEHOLD INCOME			UNEMPLOYMENT
				Proj’d		Proj’d			Proj’d
		2004	Growth	Growth	Growth	Growth	Mean	Growth	Growth
		(000s)	1990-2004	2004-2010	1990-2004	2004-2010	2004	1990-2004	2004-2010	August, 2004
Auburn-Opelika	AL	121.6	2.75%	1.42%	2.26%	1.36%	$42,843	0.16%	0.56%	4.4%
Birmingham-Hoover	AL	1,087.2	0.96%	0.88%	1.76%	1.08%	$68,969	1.83%	0.92%	5.0%
Decatur	AL	149.4	0.93%	1.02%	1.47%	1.03%	$59,268	1.22%	0.88%	6.8%
Gadsden	AL	103.6	0.27%	0.26%	0.98%	0.65%	$49,624	1.00%	0.89%	7.3%
Huntsville	AL	362.6	1.66%	1.22%	1.58%	1.24%	$66,172	0.85%	0.84%	4.7%
Mobile	AL	403.1	0.45%	0.37%	1.55%	0.66%	$54,678	1.27%	0.88%	6.6%
Montgomery	AL	358.2	1.22%	1.00%	1.90%	1.25%	$62,985	1.12%	0.78%	5.9%
Gainesville	FL	243.0	1.87%	1.24%	2.47%	1.43%	$55,793	1.16%	0.71%	2.4%
Jacksonville	FL	1,218.5	2.19%	1.67%	2.58%	1.69%	$69,900	1.40%	0.84%	5.0%
Orlando	FL	1,837.4	3.44%	2.32%	3.98%	2.44%	$65,192	1.18%	0.92%	4.3%
Punta Gorda	FL	158.8	2.91%	3.19%	4.67%	3.10%	$52,446	0.65%	0.85%	3.9%
Sarasota-Bradenton	FL	652.0	2.30%	2.42%	4.17%	2.71%	$77,608	1.46%	1.30%	3.3%
Tampa-St. Petersburg	FL	2,563.4	1.67%	1.42%	3.23%	1.83%	$64,238	1.74%	1.00%	3.9%
Athens	GA	176.3	2.06%	1.51%	2.53%	1.57%	$54,140	1.11%	0.80%	2.9%
Atlanta	GA	4,699.5	3.72%	1.80%	3.70%	1.68%	$83,323	2.11%	0.84%	4.4%
Augusta	GA	516.6	1.27%	0.92%	1.05%	1.06%	$59,980	0.68%	0.82%	5.2%
Brunswick	GA	97.7	1.32%	1.26%	2.03%	1.49%	$61,420	1.66%	0.64%
Columbus	GA	285.4	0.49%	0.40%	1.37%	0.91%	$62,676	2.02%	1.15%	5.0%
Gainesville	GA	156.2	4.45%	1.30%	3.96%	1.54%	$67,550	2.00%	1.10%
Macon	GA	226.9	0.68%	0.43%	1.29%	0.75%	$62,938	1.59%	0.86%	3.9%
Savannah	GA	304.9	1.26%	0.84%	1.88%	0.97%	$68,198	1.70%	0.89%	3.6%
Valdosta	GA	123.9	1.73%	1.10%	2.19%	1.21%	$52,201	1.16%	0.66%
Jackson	MS	516.8	1.09%	1.10%	2.18%	1.40%	$65,480	2.17%	0.98%	4.1%
Burlington	NC	138.6	1.97%	0.98%	1.57%	1.10%	$60,306	1.34%	0.84%
Greensboro	NC	668.0	1.65%	0.75%	1.36%	0.94%	$64,000	1.01%	0.72%	4.8%
Greenville	NC	162.4	2.17%	1.76%	2.62%	1.72%	$56,357	1.08%	0.62%	6.1%
Mount Airy	NC	73.3	1.30%	0.70%	0.90%	0.90%	$52,206	0.70%	0.70%
Raleigh-Cary	NC	899.1	4.56%	2.22%	4.11%	2.05%	$79,093	2.06%	0.45%	3.4%
Greenville	SC	587.8	1.70%	1.10%	1.74%	1.30%	$62,302	1.30%	0.90%	6.2%
Myrtle Beach	SC	215.2	3.45%	2.11%	3.73%	2.19%	$52,930	1.03%	0.76%	3.7%
Chattanooga	TN	489.6	0.92%	0.72%	1.82%	1.00%	$62,103	1.41%	0.88%	3.4%
Austin-Round Rock	TX	1,434.9	4.89%	2.97%	6.04%	3.10%	$77,408	3.25%	1.00%	4.4%
Houston	TX	5,158.5	2.57%	1.66%	2.79%	1.69%	$89,583	2.65%	0.68%	6.2%
Killeen-Temple-Fort Hood	TX	347.8	2.07%	1.40%	2.74%	1.59%	$59,104	1.70%	0.66%	4.4%
San Antonio	TX	1,850.7	2.23%	1.73%	3.39%	2.07%	$68,675	2.02%	0.87%
Staunton	VA		1.00%	0.60%	1.10%	0.60%	$56,638	0.80%	0.60%
Sunbelt States *		105,443.2	1.85%	1.36%	2.40%	1.54%	$65,379	1.73%	0.78%	5.0%
United States		294,197.3	1.28%	1.00%	1.77%	1.26%	$73,960	1.59%	0.88%	5.4%

Source:Claritas

		POPULATION			HOUSEHOLD INCOME			UNEMPLOYMENT
				Proj’d			Proj’d
		2004	Growth	Growth	Mean	Growth	Growth
		(000s)	1990-2000	2003-2008	2003	2000-2003	2003-2008
Locust	NC	2.6	6.8%	6.9%	$56,881	11.5%	10.9%
Bluffton	SC	1.6	30.0%	28.6%	$54,014	17.6%	19.8%

* Sunbelt States include:

Alabama, Arizona, Arkansas, Georgia, Florida, Kentucky, Louisiana, Mississippi,
New Mexico, North Carolina, Oklahoma, South Carolina, Virginia, Tennessee,Texas

3Q04	- 53 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Glossary of Terms

AVERAGE RENT PER SQUARE FOOT (UNIT):	Base rental revenue charged to tenants divided by occupied square feet for retail and office properties. Average of monthly rent charged for occupied and rent asked for unoccupied units at month end for multifamily properties. Rental revenue used is on an annual basis for retail and office properties and on a monthly basis for multifamily properties.

CAPITALIZED LEASING COMMISSIONS:	Commissions paid for obtaining a lease which have been capitalized and are to be amortized over the lease term.

CONCESSIONS:	Relief or reduction of rent charges for a specified period, negotiated as a part of entering into a lease agreement.

DIVIDEND PER SHARE:	The dividends/distributions paid to each shareholder of Colonial Properties Trust and to each partner of Colonial Realty Limited Partnership as of a specific date.

EBITDA:	Earnings before interest, taxes, depreciation and amortization excluding the effects of gains (losses) from sales of property.

FFO PER SHARE:	FFO divided by the weighted average shares outstanding during the period, assuming the conversion of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company’s Common Shares.

FUNDS FROM OPERATIONS (FFO):	Calculated per the NAREIT White Paper. Net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.

GROSS SALES PER SQUARE FOOT:	Gross retail sales reported by tenants divided by rented square feet.

LEASING EXECUTION:	Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.

OCCUPANCY RATE:	Total square feet (units) rented divided by net rentable square feet (units) on the date indicated.

OCCUPANCY COST PERCENT:	Tenants’ occupancy cost as a percentage of their gross sales.

OPERATING EXPENSES:	Total operating expenses (as reported by the Company to the SEC in its periodic filings) less depreciation and amortization. This amount does not include other income and expenses such as interest and gains or losses on sales of assets.

PERCENT GROWTH:	Percentage increase of an item when compared to the same item from the same quarter in the prior-year.

PROPERTY OR DIVISIONAL NET OPERATING INCOME:	Property revenues less property operating expenses.

RENEWAL OR RE-LEASE:	Leases that have been renewed by current tenants or leased space that has been re-leased by new tenants.

RENTAL DOLLARS (LEASING EXECUTION):	Total annual revenues to be earned the first year from renewed or re-leased space.

SAME PROPERTY:	Properties owned in the current year which were also owned for the 12 calendar months of the prior year; same-property may be restated during the year to account for any disposition activity.

STOCK PRICE PER SHARE:	The closing price reported by the New York Stock Exchange on the date indicated.

TENANT IMPROVEMENTS (TI):	A capital expense used to improve the physical space occupied by a new or new (re-leasing) tenant. Tenant improvements are amortized over the term of the lease or the life of the asset, whichever is longer.

TI COMMITTED:	Tenant improvements which have been committed as a part of entering into a lease agreement.

TOTAL MARKET CAPITALIZATION:	The sum of total notes and mortgages payable plus the total market value of all shares and units outstanding at the market price per share on the date indicated.

TURNOVER RATE:	The percentage of multifamily units that became available for rent during the 12-month period ending on the date indicated.

3Q04	- 54 -	NYSE: CLP